                        SUPPLEMENT DATED MAY 2, 2005 TO

                      PROSPECTUS DATED APRIL 29, 2005 FOR

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY

                     GE LIFE AND ANNUITY ASSURANCE COMPANY

                                  THROUGH ITS

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The Portfolios

  Janus Aspen Series

The investment objective of the Janus Aspen Series -- Balanced Portfolio is revised in the prospectus to read as follows:

   Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

The investment objective of the Janus Aspen Series -- Forty Portfolio is revised in the prospectus to read as follows:

   A non-diversified* portfolio that seeks long-term growth of capital.

   * A non-diversified portfolio is a portfolio that may hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and the net asset value of a non-diversified portfolio than a diversified portfolio.

Please refer to the prospectus and any prospectus supplements for the Janus Aspen Series -- Balanced Portfolio and the Janus Aspen Series -- Forty Portfolio for additional information.

                                Prospectus For
               Flexible Premium Variable Life Insurance Policies

                            Policy Form P1097 1/87

                                  Issued by:
                     GE Life and Annuity Assurance Company
                     GE Life & Annuity Separate Account II
                            6610 West Broad Street
                           Richmond, Virginia 23230

                         Variable Life Service Center:
                          3100 Albert Lankford Drive
                           Lynchburg, Virginia 24501
                       Telephone Number: (800) 352-9910

--------------------------------------------------------------------------------

This prospectus contains information about the Policy that the owner ("you") should know before investing. Please read this prospectus carefully before investing and keep it for future reference.

This prospectus describes a flexible premium variable life insurance policy (the "Policy") offered by GE Life and Annuity Assurance Company ("we," "us," "our," or the "Company"). The purpose of this Policy is to provide life insurance protection for the beneficiary(ies) named on the Policy. We offer the Policy on a single life where we will pay a Death Benefit upon the death of the Insured.

Your Cash Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your assets in the Subaccounts of GE Life & Annuity Separate Account II (the "Separate Account") that you select. Each Subaccount invests in shares of a Portfolio. You bear the investment risk of investing in the Subaccounts. If you choose our fixed option, your assets will earn interest monthly at an annual effective rate of at least 4%. We take the investment risk for assets allocated to the Guarantee Account.

Your Policy provides for a Surrender Value. The amount of your Surrender Value will depend upon the investment performance of the Subaccounts you select and interest credited on assets allocated to the Guarantee Account. Investors assume certain risks when investing in the Policy, including the risk of losing money. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

We guarantee the Death Benefit for as long as the Policy is in force. The Surrender Value is not guaranteed. The Policy will lapse if the Surrender Value is insufficient to cover Policy charges. We guarantee to keep the Policy in force as long as minimum premium requirements are met.

You may cancel your Policy during the free-look period. Please note that replacing your existing insurance coverage with this Policy might not be to your advantage.

Neither the U.S. Government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

The date of this prospectus is April 29, 2005

Table of Contents


                Summary of Benefits and Risks...............................  5
                   Benefits of Your Policy..................................  5
                   Risks of Your Policy.....................................  7

                Fee Tables.................................................. 10
                   Transaction Fees......................................... 10
                   Periodic Charges Other Than Portfolio Operating Expenses. 11
                   Total Annual Portfolio Operating Expenses................ 13

                The Company................................................. 14

                The Separate Account........................................ 15
                   Changes to the Separate Account.......................... 15

                The Portfolios.............................................. 17
                   The Subaccounts.......................................... 17
                   Voting Rights............................................ 23

                The Guarantee Account....................................... 25

                Charges and Deductions...................................... 27
                   Monthly Deduction........................................ 27
                   Cost of Insurance........................................ 27
                   Premium Tax Charge....................................... 28
                   Distribution Expense Charge.............................. 28
                   Mortality and Expense Risk Charge........................ 29
                   Administrative Expense Charge............................ 29
                   Surrender Charge......................................... 29
                   Partial Withdrawal Processing Fee........................ 30
                   Other Charges............................................ 31
                   Reduction of Charges for Group Sales..................... 31

                The Policy.................................................. 32
                   Applying for a Policy.................................... 32
                   Owner.................................................... 33
                   Beneficiary.............................................. 33
                   Changing the Owner or Beneficiary(ies)................... 33
                   Canceling a Policy....................................... 33

                Premiums.................................................... 34
                   General.................................................. 34
                   Tax-Free Exchanges (1035 Exchanges)...................... 35
                   Allocating Premiums...................................... 35

                How Your Cash Value Varies.................................. 37
                   Cash Value............................................... 37
                   Surrender Value.......................................... 37
                   Subaccount Values........................................ 37

                Transfers................................................... 38
                   General.................................................. 38
                   Transfers From the Guarantee Account to the Subaccounts.. 38 Transfers From the Subaccounts to the Guarantee Account.. 38
                   Transfers Among the Subaccounts.......................... 38
                   Telephone Transactions................................... 40
                   Confirmation of Transactions............................. 41
                   Special Note on Reliability.............................. 41
                   Transfers by Third Parties............................... 41
                   Special Note on Frequent Transfers....................... 42
                   Dollar Cost Averaging.................................... 44
                   Portfolio Rebalancing.................................... 45

                Death Benefit............................................... 47
                   Amount of Death Benefit Payable.......................... 47
                   Changing the Specified Amount............................ 47
                   Policy Maturity Date..................................... 48

                Surrenders and Partial Withdrawals.......................... 49
                   Surrenders............................................... 49
                   Partial Withdrawals...................................... 49
                   Effect of Partial Withdrawals............................ 49

                Loans....................................................... 50
                   General.................................................. 50
                   Repayment of Policy Debt................................. 51
                   Effect of Policy Loans................................... 51

                Termination................................................. 53
                   Premium to Prevent Termination........................... 53
                   Grace Period............................................. 53
                   Reinstatement............................................ 53

                Requesting Payments......................................... 54

                Tax Considerations.......................................... 56
                   Introduction............................................. 56
                   Tax Status of Life Insurance Policies.................... 56
                   Modified Endowment Contracts............................. 57
                   Special Rules for Modified Endowment Contracts........... 58
                   1035 Exchanges........................................... 60
                   Business Uses of Policy.................................. 60
                   Tax Shelter Regulations.................................. 60
                   Alternative Minimum Tax.................................. 60
                   Income Tax Withholding................................... 60
                   Tax Status of the Company................................ 61
                   Other Considerations and Changes in the Law.............. 61

                Distribution of the Policies................................ 62

                Other Policy Information.................................... 64
                   Optional Payment Plans................................... 64
                   Dividends................................................ 64
                   Incontestability......................................... 64
                   Suicide Exclusion........................................ 64
                   Misstatement of Age or Gender............................ 64
                   Written Notice........................................... 65
                   Trust.................................................... 65
                   Other Changes............................................ 65
                   Reports.................................................. 65
                   Using the Policy as Collateral........................... 66
                   Reinsurance.............................................. 66
                   Legal Proceedings........................................ 66

                Financial Statements........................................ 70

                Definitions................................................. 71

Summary of Benefits and Risks

BENEFITS OF YOUR POLICY

DEFINED TERMS         See the "Definitions" provision in the back of this
                      prospectus for defined terms.

DEATH BENEFIT         The primary benefit of your Policy is life insurance
                      coverage. Your initial premium purchases a Specified
                      Amount of life insurance coverage. While the Policy is in force, we will pay a Death Benefit to your beneficiary(ies) when the Insured dies. See the "Death
                      Benefit" provision of this prospectus.

DEATH BENEFIT         The Death Benefit payable upon the death of the Insured
PAYABLE               is the greater of the Specified Amount and the Cash Value
                      multiplied by the applicable corridor percentage.

                      Under certain circumstances we may further adjust the amount of the Death Benefit payable. See the "Death Benefit," "Incontestability" and "Misstatement of Age or Gender" provisions of this prospectus.

COVERAGE              Within certain limits, you can:
FLEXIBILITY
                         . increase or decrease the Specified Amount;

                         . change your beneficiary(ies); and

                         . change the owner of the Policy.

                      See the "Death Benefit -- Changing the Specified Amount" and "The Policy -- Changing the Owner or
                      Beneficiary(ies)" provisions of this prospectus.

CHOICE OF DEATH       Your beneficiary(ies) may choose to take Death Benefit
BENEFIT PAYMENT       proceeds as a lump sum or select from a variety of
OPTIONS               payment options which pay the Death Benefit proceeds over
                      time.

CASH BENEFITS         You can access the Cash Value of your Policy by taking a
                      Policy loan, taking a partial withdrawal or a full surrender.

LOANS You may take a Policy loan for up to 90% of the difference between your Cash Value and any surrender charges, minus any Policy Debt. Taking a Policy loan may have adverse tax consequences. See the "Loans" provision of this prospectus.

PARTIAL               You may take one partial withdrawal each Policy year
WITHDRAWALS           after the first Policy year. The minimum partial
                      withdrawal amount is $10. The maximum partial withdrawal amount you may take is any Cash Value which exceeds the sum of premiums paid and outstanding Policy Debt. See the "Surrenders and Partial Withdrawals" provision of this prospectus.

FULL                  You can surrender your Policy at any time for its
SURRENDER             Surrender Value (Cash Value minus Policy Debt minus any
                      applicable surrender charge). You can choose to take the Surrender Value in a lump sum or over time by electing one of several payment options. See the "Surrenders and Partial Withdrawals" provision of this prospectus.

MINIMUM               The minimum first year planned premium is $5,000. You may
PREMIUM               make unscheduled premium payments, provided such premium
REQUIREMENTS          payments do not exceed the Code's limitations for life
                      insurance. See the "Premiums" provision of this prospectus.

POLICY                The Policy matures on the Policy anniversary
MATURITY              corresponding to age 95 of the Insured or any earlier
DATE                  date selected by you. On the Maturity Date, we calculate
                      the Maturity Value to equal the Cash Value adjusted for any outstanding Policy Debt. This amount is paid to the owner either in a lump sum or under an Optional Payment
                      Plan.

INVESTMENT            You can allocate your premium payments to the Guarantee
OPTIONS               Account and among up to 10 of the Subaccounts available
                      in the Separate Account at any given time. Each
                      Subaccount invests in shares of a designated Portfolio.
                      Not all Portfolios may be available to all Policies, or available in all states or in all markets. See the "Separate Account" and the "Portfolios" provisions of this prospectus. Assets allocated to the Guarantee
                      Account will earn interest monthly at an annual effective rate of at least 4%. See the "Guarantee Account" provision of this prospectus.

TRANSFERS             You may transfer assets among the Subaccounts and the
                      Guarantee Account, within certain limits. We also offer two automated transfer programs: Dollar Cost Averaging and Portfolio Rebalancing. See the "Transfers" provision of this prospectus.

TAX BENEFITS          You are generally not taxed on the Policy's earnings
                      until you withdraw Cash Value from your Policy. This is known as tax deferral. Your beneficiary(ies) generally receives Death Benefit proceeds income tax-free. See the "Tax Considerations" provision of this prospectus.

ASSIGNABILITY         You may assign the Policy as collateral for a loan or
                      other obligation. See the "Other Policy
                      Information -- Using the Policy as Collateral" provision of this prospectus.

RIGHT TO RETURN       You have a limited period of time after the Policy is
THE POLICY            issued during which you can cancel the Policy and receive
                      a refund. See the "Policy -- Canceling a Policy" provision of this prospectus.

RISKS OF YOUR POLICY

RISK OF AN            Certain fees and expenses are assessed at less than their
INCREASE IN           guaranteed maximum levels. In the future, we may increase
CURRENT FEES          these current charges up to the guaranteed (i.e., the
AND EXPENSES          maximum) levels. If fees and expenses are increased, you
                      may need to increase the frequency of premium to keep the Policy in force.

SUITABILITY           Variable life insurance is designed for long-term
                      financial planning. It is not suitable as an investment vehicle for short-term savings. You should not purchase a Policy if you will need the premium payment in a short period of time. If you do not plan on holding this Policy for at least 10 years after your last premium payment, you will incur a surrender charge if you surrender this Policy. See the "Fee Tables" provision of this prospectus.

INVESTMENT RISK       Your Cash Value is subject to the risk that investment
                      performance will be unfavorable and that your Cash Value will decrease. If your investment results are unfavorable and/or you stop making premium payments at or above the minimum requirements, the Surrender Value of your Policy may fall to zero, because we continue to deduct charges from your Cash Value. In that case, the Policy will terminate without value and insurance coverage will cease, unless you make an additional payment sufficient to prevent a termination during the 61 day grace period.
                      On the other hand, if your investment experience is favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon your Cash
                      Value, through partial withdrawals and Policy loans. See the "Surrenders and Partial Withdrawals", "Loans" and the "Termination" provisions of this prospectus.

ADDITIONAL RISKS      The types of investments that a Portfolio makes will also
                      create risk. A comprehensive discussion of the risks of the Portfolio underlying each Subaccount may be found in that Portfolio's prospectus. You should read each Portfolio's prospectus carefully before investing.

RISK OF               If the Surrender Value of your Policy is insufficient to
TERMINATION           pay the monthly deduction when due, the Policy will be in
                      default and a grace period will begin. There is a risk that if partial withdrawals, loans, and monthly deductions reduce your Surrender Value to an amount insufficient to cover Policy charges and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could lapse. In that case, you will have a 61 day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, your Policy will terminate without value, insurance coverage will cease, and you will receive no benefits. After termination, you may reinstate your Policy within three years subject to certain conditions. See the "Termination" provision of this prospectus.

TAX RISKS             In order to qualify as a life insurance policy for
                      Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited.
                      Nevertheless, we believe that a Policy on the life of a single Insured should satisfy the applicable requirements.

                      In the case of a Policy that is considered a "modified endowment contract," special rules apply and a 10% IRS penalty tax may be imposed on distributions, including loans.

                      Existing tax laws that benefit this Policy may change at any time. You should consult a qualified tax adviser in all tax matters involving your Policy. See the "Tax Considerations" provision of this prospectus.

LIMITS ON PARTIAL     You may take one partial withdrawal each Policy year
WITHDRAWALS           after the first Policy year.

                      The minimum partial withdrawal amount is $10.00. We assess a processing fee for each partial withdrawal.

                      Partial withdrawals will reduce your Cash Value and Death Benefit proceeds. Federal income taxes and a penalty tax will apply to each partial withdrawal. See the "Surrenders and Partial Withdrawals" provision of this prospectus.

EFFECTS OF            A Policy loan, whether or not repaid, will impact your
POLICY LOANS          Cash Value over time because we subtract the amount of
                      the loan from the Investment Options as collateral. We then credit a fixed interest rate to the loan collateral.
                      As a result, the loan collateral does not participate in the investment results of the Subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts, the effect could be favorable or unfavorable.

                      Because we subtract the amount of the loan from the Investment Options, a Policy loan reduces the amount available for transfers among the Subaccounts and the Guarantee Account.

                      A Policy loan also reduces the Death Benefit payable. A Policy loan could make it more likely that a Policy would terminate. There is a risk that the Policy will lapse and a Policy loan could result in adverse tax consequences. In circumstances where your Policy is at risk of lapse, you must submit a sufficient payment during the grace period to avoid the

                      Policy's termination without value and the end of insurance coverage. See the "Loans" provision of this prospectus.

LIMITS ON             You may transfer all or a portion of your assets between
TRANSFERS             and among the Subaccounts and the Guarantee Account on
                      any Valuation Day subject to certain restrictions. You may not, however, transfer assets in the Guarantee
                      Account from one interest rate guarantee period to another interest rate guarantee period. We may limit and/or restrict transfers from the Guarantee Account to the Subaccounts and from the Subaccounts to the Guarantee
                      Account.

                      Frequent Subaccount transfers can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. To discourage frequent Subaccount transfers, we have adopted the following transfer policy. All owners may submit the first 12 Subaccount transfers made in a calendar year by U.S. Mail, voice response, telephone or facsimile. Once such 12 Subaccount transfers have been executed, a letter will be sent to owners notifying them that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted. The restrictions listed above do not apply to any transfers made among the Subaccounts pursuant to a Dollar Cost Averaging program or Portfolio Rebalancing program. We will also not honor your transfer request if you attempt to make a transfer during the grace period and there is no Cash Value.

                      We assess a charge of $10 per transfer after the first transfer in a calendar month. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100. See the "Transfers" provision of this prospectus.

COMPARISON WITH       The Policy is similar in many ways to universal life
OTHER INSURANCE       insurance. As with universal life insurance:
POLICIES
                         . the owner pays premiums for insurance coverage on
                           the Insured;

                         . the Policy provides for the accumulation of
                           Surrender Value that is payable if the owner surrenders the Policy during the lifetime of the Insured; and

                         . the Surrender Value may be substantially lower than
                           the premiums paid.

                      However, the Policy differs from universal life insurance in that it permits you to place your premium in the Subaccounts. The amount and duration of life insurance protection and the value of the Policy will vary with the investment performance of the Subaccounts you select. You bear the investment risk with respect to the amounts allocated to the Subaccounts.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

TRANSACTION           The first table describes the fees and expenses that you
FEES                  will pay at the time that you buy the Policy, surrender
                      the Policy, or transfer assets between Investment Options.

                                                               Current Amount        Maximum Amount
Charge                         When Charge is Deducted            Deducted              Deducted
------------------------------------------------------------------------------------------------------
Surrender Charge/1/          When you surrender your      6% of the initial        Limited to 9% of
                             Policy within 10 years of a  premium for Policy years the sum of the
                             premium payment              1-4, then declining to   surrender charge
                                                          0.0% in Policy Year 10   attributed to that
                                                                                   premium payment
                                                                                   plus the previously
                                                                                   deducted monthly
                                                                                   distribution
                                                                                   expenses
------------------------------------------------------------------------------------------------------

Net Loan Charge/2/           When a loan is taken and     Net annualized rate of   Net annualized rate
                             monthly thereafter until the 2.0% on non-preferred    of 2.0% on non-
                             loan is repaid in full       loans                    preferred loans

                                                          Net annualized rate of   Net annualized rate
                                                          0.0% on preferred loans  of 2.0% on
                                                                                   preferred loans
------------------------------------------------------------------------------------------------------
Partial Withdrawal           When you withdraw a          The lesser of $25.00 or  The lesser of
 Processing Fee              portion of the Policy's Cash 2% of the amount         $25.00 or 2% of
                             Value                        withdrawn                the amount
                                                                                   withdrawn
------------------------------------------------------------------------------------------------------
Illustration Preparation Fee When you request a           $0.00                    $25.00 per
                             personalized illustration                             illustration
                                                                                   prepared
------------------------------------------------------------------------------------------------------
Transfer Fee                 When you make a transfer     $10.00 for each          $10.00 for each
                             after the first transfer in  transfer                 transfer
                             any calendar month
------------------------------------------------------------------------------------------------------

                    /1/ The rates vary by the year of coverage. The rate
                        remains level for the first four Policy years, then decreases to zero over the next five.

                    /2/ The annualized net cost of a Policy loan is determined as follows:

                                                         Non-Preferred Preferred
                                                           Loan Rate   Loan Rate
                       ---------------------------------------------------------
                       Current Interest Rate Charged          6.0%        6.0%
                       Current Interest Rate Credited         4.0%        6.0%
                       ---------------------------------------------------------
                       Net Cost                               2.0%        0.0%
                       ---------------------------------------------------------
                       Guaranteed Interest Rate Charged       6.0%        6.0%
                       Guaranteed Interest Rate Credited      4.0%        4.0%
                       ---------------------------------------------------------
                       Net Cost                               2.0%        2.0%
                       ---------------------------------------------------------

PERIODIC CHARGES      The next table describes the fees and expenses that you
OTHER THAN            will pay periodically during the time that you own the
PORTFOLIO             Policy, not including Portfolio fees and expenses if your
OPERATING             Policy was issued on or after November 14, 1995.
EXPENSES

                                             When Charge is        Current Amount     Maximum Amount
Charge                                          Deducted              Deducted           Deducted
------------------------------------------------------------------------------------------------------
Cost of Insurance/1 /                    On the Policy Date and
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date

 Minimum Charge                                                  $0.03 per $1,000   $0.06 per $1,000
                                                                 of net amount at   of net amount at
                                                                 risk               risk

 Maximum Charge                                                  $29.67 per         $83.33 per
                                                                 $1,000 of net      $1,000 of net
                                                                 amount at risk     amount at risk

 Charge during 1st Policy year for a 45                          $0.15 per $1,000   $0.38 per $1,000
   year old male in the Standard Class                           of net amount at   of net amount at
                                                                 risk               risk
------------------------------------------------------------------------------------------------------
Administrative Expense Charge            Daily                   Annual rate of     Annual rate of
                                                                 0.40% based on     0.40% based on
                                                                 unloaned assets of unloaned assets of
                                                                 the Subaccounts    the Subaccounts
                                                                 and Guarantee      and Guarantee
                                                                 Account            Account
------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge        Daily                   Annual rate of     Annual rate of
                                                                 0.90% based on     0.90% based on
                                                                 the value of the   the value of the
                                                                 unloaned assets in unloaned assets in
                                                                 the Subaccounts    the Subaccounts
------------------------------------------------------------------------------------------------------
Premium Tax Charge                       On the Policy Date and  An annual rate of  An annual rate of
                                         monthly thereafter on   0.20% of that      0.20% of that
                                         the Monthly Anniversary portion of the     portion of the
                                         Date for 10 years       Policy's Cash      Policy's Cash
                                         following each premium  Value in the       Value in the
                                         payment                 Separate Account   Separate Account
                                                                 attributable to    attributable to
                                                                 each premium       each premium
                                                                 payment            payment
------------------------------------------------------------------------------------------------------
Distribution Expense Charge              On the Policy Date and  An annual rate of  9% of each
                                         monthly thereafter on   0.30% of that      premium payment
                                         the Monthly Anniversary portion of the
                                         Date for 10 years       Policy's Cash
                                         following each premium  Value in the
                                         payment                 Separate Account
                                                                 attributable to
                                                                 each premium
                                                                 payment
------------------------------------------------------------------------------------------------------

                    /1/ The charges vary by the Insured's gender, issue age,
                        risk class, and by the year of coverage. Rates may be increased for Policies issued to an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the cost of insurance charge rates for your particular situation, please call us at
                        (800) 352-9910 or your financial representative.

                      The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses if your Policy was issued prior to November 14, 1995.

                                             When Charge is        Current Amount     Maximum Amount
Charge                                          Deducted              Deducted           Deducted
------------------------------------------------------------------------------------------------------
Cost of Insurance/1 /                    On the Policy Date and
                                         monthly thereafter on
                                         the Monthly Anniversary
                                         Date

 Minimum Charge                                                  An annual rate of  $0.06 per $1,000
                                                                 0.55% of the       of net amount at
                                                                 Policy's Cash      risk
                                                                 Value in the
                                                                 Separate Account.

 Maximum Charge                                                  An annual rate of  $83.33 per
                                                                 0.55% of the       $1,000 of net
                                                                 Policy's Cash      amount at risk
                                                                 Value in the
                                                                 Separate Account.

 Charge during 1st Policy year for a 45                          An annual rate of  $0.38 per $1,000
   year old male in the Standard Class                           0.55% of the       of net amount at
                                                                 Policy's Cash      risk
                                                                 Value in the
                                                                 Separate Account.
------------------------------------------------------------------------------------------------------
Administrative Expense Charge            Daily                   Annual rate of     Annual rate of
                                                                 0.40% based on     0.40% based on
                                                                 unloaned assets of unloaned assets of
                                                                 the Subaccounts    the Subaccounts
                                                                 and Guarantee      and Guarantee
                                                                 Account            Account
------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge        Daily                   Annual rate of     Annual rate of
                                                                 0.90% based on     0.90% based on
                                                                 the value of the   the value of the
                                                                 unloaned assets in unloaned assets in
                                                                 the Subaccounts    the Subaccounts
------------------------------------------------------------------------------------------------------
Premium Tax Charge                       On the Policy Date and  An annual rate of  An annual rate of
                                         monthly thereafter on   0.20% of that      0.20% of that
                                         the Monthly Anniversary portion of the     portion of the
                                         Date for 10 years       Policy's Cash      Policy's Cash
                                         following each premium  Value in the       Value in the
                                         payment                 Separate Account   Separate Account
                                                                 attributable to    attributable to
                                                                 each premium       each premium
                                                                 payment            payment
------------------------------------------------------------------------------------------------------
Distribution Expense Charge              On the Policy Date and  An annual rate of  9% of each
                                         monthly thereafter on   0.30% of that      premium payment
                                         the Monthly Anniversary portion of the
                                         Date for 10 years       Policy's Cash
                                         following each premium  Value in the
                                         payment                 Separate Account
                                                                 attributable to
                                                                 each premium
                                                                 payment
------------------------------------------------------------------------------------------------------

                    /1/ The charges vary by the Insured's gender, issue age,
                        risk class, and by the year of coverage. Rates may be increased for Policies issued to an increased risk class. The rates shown may not be representative of the charge that a particular owner may pay. If you would like information on the cost of insurance charge rates for your particular situation, please call us at
                        (800) 352-9910 or your financial representative.

                      For Information concerning compensation paid for the sale of the Policy, see the "Distribution of the Policies" provision.

TOTAL ANNUAL          The next table shows the minimum and maximum total annual
PORTFOLIO             operating expenses charged by the Portfolios that you may
OPERATING             pay periodically during the time that you own the Policy.
EXPENSES              These are expenses that are deducted from Portfolio
                      assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                      Annual Portfolio Expenses/1/               Minimum Maximum
                      ----------------------------------------------------------
                      Total Annual Portfolio Operating
                       Expenses (before fee waivers or
                       reimbursements)                            0.40%   1.42%
                      ----------------------------------------------------------

                    /1/ Expenses are shown as a percentage of Portfolio average daily net assets as of December 31, 2004. The range of expenses in the above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolio expenses below specified limits. In some cases, these expense limitations are contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.40% and 1.00%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

The Company

                      We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states and the District of Columbia. Our Home Office is located at 6610 West Broad Street, Richmond, Virginia 23230. Our Variable Life Service Center is located at 3100 Albert Lankford Drive, Lynchburg, Virginia 24501. We are obligated to pay all amounts promised under the Policy.

                      Capital Brokerage Corporation serves as principal underwriter for the Policies and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation. Genworth Financial, Inc. directly owns GNA Corporation. Genworth Financial, Inc. is indirectly owned by General Electric Company. GE Asset Management Incorporated is also indirectly owned by the General Electric Company. Therefore, the Company, Capital Brokerage Corporation and GE Asset Management Incorporated are affiliated companies.

                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

                      We established the Separate Account as a separate investment account on August 21, 1986. The Separate Account has Subaccounts available under the Policy. Each Subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio of one of the Funds described in "The Portfolios" provision of this prospectus.

                      The assets of the Separate Account belong to us. However, we may not charge the assets in the Separate Account attributable to the Policies with liabilities arising out of any other business we conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we conduct.

CHANGES TO THE        The Separate Account may include other Subaccounts that
SEPARATE              are not available under this Policy. We may substitute
ACCOUNT               another Subaccount or insurance company separate account
                      under the Policy if, in our judgment, investment in a Subaccount should no longer be possible or becomes inappropriate for the purposes of the Policies, or if investment in another Subaccount or insurance company separate account is in the best interest of owners. The new Subaccounts may be limited to certain classes of Policies, and the new Subaccounts may have higher fees and charges than the Subaccounts they replaced. No substitution may take place without prior notice to owners and prior approval of the Securities and Exchange
                      Commission ("SEC") and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the "1940 Act") and applicable law.

                      We may also, where permitted by law:

                         . create new separate accounts;

                         . combine separate accounts, including combining the
                           Separate Account with another separate account established by the Company;

                         . transfer assets of the Separate Account, which we
                           determine to be associated with the class of Policies to which this Policy belongs, to another separate account;

                         . add new Subaccounts to or remove Subaccounts from
                           the Separate Account, or combine Subaccounts;

                         . make the Subaccounts available under other policies
                           we issue;

                         . add new Portfolios or remove existing Portfolios;

                         . substitute new Portfolios for any existing Portfolio
                           which we determine is no longer appropriate in light of the purposes of the Separate Account;

                         . deregister the Separate Account under the 1940 Act;
                           and

                         . operate the Separate Account under the direction of
                           a committee or in another form.

The Portfolios

                      You select the Subaccounts to which you direct Net Premiums. You may currently change your future premium allocation without penalty or charges. There are, however, limitations on the number of transfers that may be made each Policy year. See the "Transfers" provision for additional information.

                      Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each Portfolio are separate from other Portfolios of a Fund and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate Portfolio and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

                      We summarize the investment objectives of each Portfolio below. There is no assurance that any of the Portfolios will meet these objectives. Before choosing a Subaccount to allocate your Net Premiums and assets, carefully read the prospectus for each Portfolio, along with this prospectus.

                      You may obtain a free copy of the prospectus for each Portfolio by writing our Variable Life Service Center at 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, by calling us at (800) 352-9910, by visiting our website at www.gefinancialservice.com, or through your financial representative.

                      The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual funds or portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other mutual funds or portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other mutual funds or portfolios, even if the other mutual funds or portfolios have the same investment adviser or manager, or if the other mutual funds or portfolios have a similar name.

THE SUBACCOUNTS       You may invest in up to 10 Subaccounts and the Guarantee
                      Account at any one time. Each Subaccount invests in one of the Portfolios described below.

                                                                                          Adviser (and Sub-Adviser(s),
                  Portfolio                               Investment Objective                   as applicable)
                  ----------------------------------------------------------------------------------------------------
THE ALGER         Alger American               Seeks long-term capital appreciation.      Fred Alger Management, Inc.
AMERICAN FUND     Growth Portfolio --
                  Class O Shares
                  ----------------------------------------------------------------------------------------------------
                  Alger American Small         Seeks long-term capital appreciation.      Fred Alger Management, Inc.
                  Capitalization Portfolio --
                  Class O Shares
                  ----------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN AllianceBernstein Growth and Seeks reasonable current income and        Alliance Capital
VARIABLE PRODUCTS Income Portfolio -- Class B  reasonable opportunity for appreciation    Management, L.P.
SERIES FUND, INC.                              through investments primarily in dividend-
                                               paying common stocks of good quality.
                  ----------------------------------------------------------------------------------------------------

                                                                                                 Adviser (and Sub-Adviser(s),
                     Portfolio                                  Investment Objective                    as applicable)
                     --------------------------------------------------------------------------------------------------------
FEDERATED            Federated American              Seeks long-term growth of capital.           Federated Equity
INSURANCE SERIES     Leaders Fund II -- Primary      Providing income is a secondary              Management Company
                     Shares                          objective.                                   of Pennsylvania
                     --------------------------------------------------------------------------------------------------------
                     Federated Capital Income        Seeks high current income and moderate       Federated Equity
                     Fund II                         capital appreciation.                        Management Company
                                                                                                  of Pennsylvania
                                                                                                  (subadvised by Federated
                                                                                                  Investment Management
                                                                                                  Company)
                     --------------------------------------------------------------------------------------------------------
                     Federated High Income           Seeks high current income by investing in    Federated Investment
                     Bond Fund II -- Primary Shares  lower-rated corporate debt obligations,      Management Company
                                                     commonly referred to as "junk bonds."
                     --------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE VIP Asset Manager/SM/           Seeks to obtain high total return with       Fidelity Management &
INSURANCE PRODUCTS   Portfolio -- Initial Class      reduced risk over the long-term by           Research Company
FUND                                                 allocating its assets among stocks,          (subadvised by Fidelity
                                                     bonds and short-term instruments.            Management & Research
                                                                                                  (U.K.) Inc., Fidelity
                                                                                                  Management & Research
                                                                                                  (Far East) Inc., Fidelity
                                                                                                  Investments Japan Limited,
                                                                                                  Fidelity Investments Money
                                                                                                  Management, Inc., and FMR
                                                                                                  Co., Inc.)
                     --------------------------------------------------------------------------------------------------------
                     VIP Contrafund(R) Portfolio --  Seeks long-term capital appreciation.        Fidelity Management &
                     Initial Class                                                                Research Company
                                                                                                  (subadvised by Fidelity
                                                                                                  Management & Research
                                                                                                  (U.K.) Inc., Fidelity
                                                                                                  Management & Research
                                                                                                  (Far East) Inc., Fidelity
                                                                                                  Investments Japan Limited,
                                                                                                  and FMR Co., Inc.
                     --------------------------------------------------------------------------------------------------------
                     VIP Equity-Income Portfolio --  Seeks reasonable income by investing         Fidelity Management &
                     Initial Class                   primarily in income-producing equity         Research Company
                                                     securities. The fund will also consider the  (subadvised by FMR Co.,
                                                     potential for capital appreciation. The      Inc.)
                                                     fund's goal is to achieve a yield which
                                                     exceeds the composite yield on the
                                                     securities comprising the Standard &
                                                     Poor's 500/SM/ Index (S&P 500(R)).
                     --------------------------------------------------------------------------------------------------------
                     VIP Growth Portfolio -- Initial Seeks to achieve capital appreciation.       Fidelity Management &
                     Class                                                                        Research Company
                                                                                                  (subadvised by FMR Co.,
                                                                                                  Inc.)
                     --------------------------------------------------------------------------------------------------------

                                                                                               Adviser (and Sub-Adviser(s),
                   Portfolio                                  Investment Objective                    as applicable)
                   -----------------------------------------------------------------------------------------------------------
                   VIP Growth & Income               Seeks high total return through a      Fidelity Management &
                   Portfolio -- Initial Class        combination of current income and      Research Company
                                                     capital appreciation.                  (subadvised by Fidelity
                                                                                            Management & Research
                                                                                            (U.K.) Inc., Fidelity
                                                                                            Management & Research (Far
                                                                                            East) Inc., Fidelity Investments
                                                                                            Japan Limited, and FMR Co.,
                                                                                            Inc.)
                   -----------------------------------------------------------------------------------------------------------
                   VIP Growth Opportunities          Seeks to provide capital growth.       Fidelity Management &
                   Portfolio -- Initial Class                                               Research Company
                                                                                            (subadvised by Fidelity
                                                                                            Management & Research
                                                                                            (U.K.) Inc., Fidelity
                                                                                            Management & Research (Far
                                                                                            East) Inc., Fidelity Investments
                                                                                            Japan Limited, and FMR Co.,
                                                                                            Inc.)
                   -----------------------------------------------------------------------------------------------------------
                   VIP Mid Cap Portfolio --          Seeks long-term growth of capital.     Fidelity Management &
                   Service Class 2                                                          Research Company
                                                                                            (subadvised by Fidelity
                                                                                            Management & Research
                                                                                            (U.K.) Inc., Fidelity
                                                                                            Management & Research Far
                                                                                            East Inc., Fidelity Investments
                                                                                            Japan Limited, and FMR Co.,
                                                                                            Inc.)
                   -----------------------------------------------------------------------------------------------------------
                   VIP Overseas Portfolio -- Initial Seeks long-term growth of capital.     Fidelity Management &
                   Class                                                                    Research Company
                                                                                            (subadvised by Fidelity
                                                                                            Management & Research
                                                                                            (U.K.) Inc., Fidelity
                                                                                            Management & Research (Far
                                                                                            East) Inc., Fidelity International
                                                                                            Investment Advisors, Fidelity
                                                                                            International Investment
                                                                                            Advisors (U.K.) Limited,
                                                                                            Fidelity Investments Japan
                                                                                            Limited, and FMR Co., Inc.)
                   -----------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON Templeton Foreign Securities      Seeks long-term capital growth.        Templeton Investment
VARIABLE INSURANCE Fund -- Class I Shares                                                   Counsel, LLC
PRODUCTS TRUST
                   -----------------------------------------------------------------------------------------------------------
                   Templeton Global Income           Seeks high current income, consistent  Franklin Advisers, Inc.
                   Securities Fund -- Class I        with preservation of capital. Capital
                   Shares                            appreciation is a secondary
                                                     consideration.
                   -----------------------------------------------------------------------------------------------------------
GE INVESTMENTS     Global Income Fund                Seeks high return, emphasizing current GE Asset Management
FUNDS, INC.                                          income and to a lesser extent, capital Incorporated
                                                     appreciation.
                   -----------------------------------------------------------------------------------------------------------
                   Income Fund                       Seeks maximum income consistent with   GE Asset Management
                                                     prudent investment management and the  Incorporated
                                                     preservation of capital.
                   -----------------------------------------------------------------------------------------------------------
                   International Equity Fund         Seeks long-term growth of capital.     GE Asset Management
                                                                                            Incorporated
                   -----------------------------------------------------------------------------------------------------------

                                                                                              Adviser (and Sub-Adviser(s),
                   Portfolio                                  Investment Objective                   as applicable)
                   -------------------------------------------------------------------------------------------------------
                   Mid-Cap Equity Fund (formerly,   Seeks long-term growth of capital and     GE Asset Management
                   Mid-Cap Value Equity Fund)       future income.                            Incorporated
                   -------------------------------------------------------------------------------------------------------
                   Money Market Fund                Seeks a high level of current income      GE Asset Management
                                                    consistent with the preservation of       Incorporated
                                                    capital and maintenance of liquidity.
                   -------------------------------------------------------------------------------------------------------
                   Premier Growth Equity Fund       Seeks long-term growth of capital and     GE Asset Management
                                                    future income rather than current income. Incorporated
                   -------------------------------------------------------------------------------------------------------
                   Real Estate Securities Fund      Seeks maximum total return through        GE Asset Management
                                                    current income and capital appreciation.  Incorporated (subadvised by
                                                                                              Seneca Capital
                                                                                              Management)
                   -------------------------------------------------------------------------------------------------------
                   S&P 500(R) Index Fund/1/         Seeks growth of capital and accumulation  GE Asset Management
                                                    of income that corresponds to the         Incorporated (subadvised
                                                    investment return of S&P's 500            by SSgA Funds
                                                    Composite Stock Index.                    Management, Inc.)
                   -------------------------------------------------------------------------------------------------------
                   Small-Cap Value Equity Fund      Seeks long-term growth of capital.        GE Asset Management
                                                                                              Incorporated (subadvised by
                                                                                              Palisade Capital
                                                                                              Management, L.L.C.)
                   -------------------------------------------------------------------------------------------------------
                   Total Return Fund                Seeks the highest total return, composed  GE Asset Management
                                                    of current income and capital             Incorporated
                                                    appreciation, as is consistent with
                                                    prudent investment risk.
                   -------------------------------------------------------------------------------------------------------
                   U.S. Equity Fund                 Seeks long-term growth of capital.        GE Asset Management
                                                                                              Incorporated
                   -------------------------------------------------------------------------------------------------------
GOLDMAN SACHS      Goldman Sachs Growth and         Seeks long-term growth of capital and     Goldman Sachs Asset
VARIABLE INSURANCE Income Fund                      growth of income.                         Management, L.P.
TRUST
                   -------------------------------------------------------------------------------------------------------
                   Goldman Sachs Mid Cap Value      Seeks long-term capital appreciation.     Goldman Sachs Asset
                   Fund                                                                       Management, L.P.
                   -------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES Balanced Portfolio --            Seeks long-term capital growth.           Janus Capital Management
                   Institutional Shares                                                       LLC
                   -------------------------------------------------------------------------------------------------------
                   Flexible Bond Portfolio --       Seeks to obtain maximum total return,     Janus Capital Management
                    Institutional Shares (formerly, consistent with preservation of capital.  LLC
                   Flexible Income Portfolio)
                   -------------------------------------------------------------------------------------------------------
                   Forty Portfolio -- Institutional Seeks long-term growth of capital.        Janus Capital Management
                   Shares (formerly, Capital                                                  LLC
                   Appreciation Portfolio)
                   -------------------------------------------------------------------------------------------------------
                   Global Life Sciences Portfolio   Seeks long-term growth of capital.        Janus Capital Management
                   -- Service Shares                                                          LLC
                   -------------------------------------------------------------------------------------------------------
                   Global Technology Portfolio --   A non-diversified/2/ portfolio that seeks Janus Capital Management
                   Service Shares                   long-term growth of capital.              LLC
                   -------------------------------------------------------------------------------------------------------

                    /1/ "Standard & Poor's," "S&P," and "S&P 500" are
                        trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Asset Management Incorporated. The S&P 500(R) Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this portfolio or the contract.

                    /2/ A non-diversified portfolio is a portfolio that may
                        hold a larger position in a smaller number of securities than a diversified portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified portfolio than a diversified portfolio.

                                                                                                  Adviser (and Sub-Adviser(s),
                     Portfolio                                    Investment Objective                   as applicable)
                     ---------------------------------------------------------------------------------------------------------
                     International Growth              Seeks long-term growth of capital.         Janus Capital Management
                     Portfolio -- Institutional Shares                                            LLC
                     ---------------------------------------------------------------------------------------------------------
                     Large Cap Growth Portfolio --     Seeks long-term growth of capital in a     Janus Capital Management
                      Institutional Shares (formerly,  manner consistent with the preservation    LLC
                     Growth Portfolio)                 of capital.
                     ---------------------------------------------------------------------------------------------------------
                     Mid Cap Growth Portfolio --       Seeks long-term growth of capital.         Janus Capital Management
                     Institutional Shares                                                         LLC
                     ---------------------------------------------------------------------------------------------------------
                     Worldwide Growth Portfolio --     Seeks long-term growth of capital in a     Janus Capital Management
                     Institutional Shares              manner consistent with the preservation    LLC
                                                       of capital.
                     ---------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE      MFS(R) New Discovery Series --    Seeks capital appreciation.                Massachusetts Financial
INSURANCE TRUST      Service Class Shares                                                         Services Company
                     ---------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE Oppenheimer Aggressive            Seeks capital appreciation, by investing   OppenheimerFunds, Inc.
ACCOUNT FUNDS        Growth Fund/VA                    in "growth type" companies.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer Balanced Fund/        Seeks a high total investment return,      OppenheimerFunds, Inc.
                     VA (formerly, Oppenheimer         which includes current income and
                     Multiple Strategies Fund/VA)      capital appreciation in the value of its
                                                       shares.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer Capital               Seeks capital appreciation by investing in OppenheimerFunds, Inc.
                     Appreciation Fund/VA              securities of well-known, established
                                                       companies.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer Core Bond Fund/       Seeks a high level of current income. As   OppenheimerFunds, Inc.
                     VA (formerly, Oppenheimer         a secondary objective, the portfolio seeks
                     Bond Fund/VA)                     capital appreciation when consistent with
                                                       its primary objective of high income.
                     ---------------------------------------------------------------------------------------------------------
                     Oppenheimer High Income           Seeks a high level of current income from  OppenheimerFunds, Inc.
                     Fund/VA                           investments in high-yield fixed income
                                                       securities.
                     ---------------------------------------------------------------------------------------------------------
PBHG INSURANCE       Liberty Ridge Growth Portfolio    Seeks capital appreciation.                Liberty Ridge Capital, Inc.
SERIES FUND, INC.    (formerly, PBHG Growth II
                     Portfolio)
                     ---------------------------------------------------------------------------------------------------------
                     Liberty Ridge Large Cap Growth    Seeks long term growth of capital.         Liberty Ridge Capital, Inc.
                     Portfolio (formerly, PBHG Large
                     Cap Growth Portfolio)
                     ---------------------------------------------------------------------------------------------------------
PIMCO VARIABLE       Total Return Portfolio --         Seeks maximum total return, consistent     Pacific Investment
INSURANCE TRUST      Administrative Class Shares       with preservation of capital and prudent   Management Company LLC
                                                       investment management.
                     ---------------------------------------------------------------------------------------------------------
SALOMON BROTHERS     Salomon Brothers Variable         Seeks long-term growth of capital.         Salomon Brothers Asset
VARIABLE SERIES      Investors Fund -- Class I         Current income is a secondary objective.   Management Inc
FUNDS INC            ---------------------------------------------------------------------------------------------------------
                     Salomon Brothers Variable         Seeks to maximize total return,            Salomon Brothers Asset
                     Strategic Bond Fund -- Class I    consistent with the preservation of        Management Inc
                                                       capital.
                     ---------------------------------------------------------------------------------------------------------
                     Salomon Brothers Variable         Seeks to obtain above-average income       Salomon Brothers Asset
                     Total Return Fund -- Class I      (compared to a portfolio entirely invested Management Inc
                                                       in equity securities). The fund's
                                                       secondary objective is to take advantage
                                                       of opportunities to achieve growth of
                                                       capital and income.
                     ---------------------------------------------------------------------------------------------------------

                      Not all of these Portfolios may be available in all states or markets.

                      Shares of the Portfolios are not sold directly to the general public. They are sold to us and may be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When a Fund sells shares in any of its Portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its Portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectuses for the Portfolios for additional information.

                      There are a number of factors that are considered when deciding what Portfolios are made available in your variable life insurance policy. Such factors include:

                         1) the investment objective of the Portfolio;

                         2) the Portfolio's performance history;

                         3) the Portfolio's holdings and strategies it uses to
                            try and meet its objectives; and

                         4) the Portfolio's servicing agreement.

                      The investment objective is critical because we want to have an array of Portfolios with diverse objectives so that an investor may diversify his or her investment holdings from a conservative to an aggressive investment portfolio depending on the advice of his or her investment adviser and risk assessment. When selecting a Portfolio for our products, we also want to make sure that the Portfolio has a strong performance history in comparison with its peers and that its holdings and strategies are consistent with its objectives. Finally, it is important for us to be able to provide you with a wide array of the services that facilitate your investment program relating to your allocation in Subaccounts that invest in the underlying Portfolios.

                      We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee for administrative and other services we provide relating to the Portfolios. Such administrative services we provide include, but are not limited to: accounting transactions for variable owners and then providing one daily purchase and sale order on behalf of each Portfolio; providing copies of Portfolio prospectuses, Statements of Additional Information and any supplements thereto; mailing proxy voting information, gathering the information and providing vote totals to the Portfolio on behalf of our owners; and providing customer service on behalf of the Portfolios. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors based on the level of administrative and other services provided. The amount received from the adviser and/or the distributor for the assets allocated to the Portfolios from GE Life & Annuity Separate Account II during 2004 ranged from 0.10% to 0.35%. Payment of these amounts is not an additional charge to you by the Funds or by us, but comes from the Fund's investment adviser or distributor.

                      In addition to the asset-based payments for administrative and other services described above, the investment adviser or the distributor of the Fund may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide a Fund's investment adviser or distributor with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

                      Capital Brokerage Corporation also receives 12b-1 fees from the AllianceBernstein Variable Products Series Fund, Fidelity Variable Insurance Products Fund, Janus Aspen Series and MFS(R) Variable Insurance Trust. See the "Fee Tables -- Total Annual Portfolio Operating Expenses" section of this prospectus and the Fund prospectuses. These payments range up to 0.25% of separate account assets invested in the particular Portfolios.

VOTING RIGHTS         As required by law, we will vote shares of the Portfolios
                      held in the Subaccount attributable to you at special shareholder meetings based on instructions from you.
                      However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

                      Whenever a Fund calls a shareholder meeting, owners with voting interests in a Portfolio will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

                      We will determine the number of votes you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Portfolio shares for which no timely instructions are received in the same proportion to those that are received.

The Guarantee Account

                      Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Separate Account described in this prospectus and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets of the General Account are chargeable with liabilities arising out of any business we may conduct.

                      Due to certain exemptive and exclusionary provisions of the Federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement. The Guarantee Account may not be available in all states or markets.

                      You may allocate some or all of your premium payments and transfer some or all of your assets to the Guarantee Account. We credit the portion of the assets allocated to the Guarantee Account with interest (as described below). Assets in the Guarantee Account are subject to some, but not all, of the charges we assess in connection with the Policy. See the "Charges and Deductions" provision in this prospectus.

                      Each time you allocate premium payments or transfer assets to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a year. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence with respect to that portion of the assets in the Guarantee Account represented by that particular allocation.

                      The initial interest rate guarantee period for any allocation will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time. We determine the interest rates in our sole discretion. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in future guarantee periods. If you allocate assets to the Guarantee Account, such assets will earn interest monthly at an annual effective rate of at least 4%.

                      We will notify owners in writing at least 10 days prior to the expiration date of any interest rate guarantee period about the then currently available interest rate guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the interest rate guarantee period ("30 day window") of your election of a different interest rate guarantee period from among those being offered by us at the time, or instructions to transfer all or a portion of the remaining amount to one or more Subaccounts subject to certain restrictions. See the "Transfers" provision in this prospectus. During the 30 day window, the allocation will accrue interest at the new interest rate guarantee period's interest rate.

                      To the extent permitted by law we reserve the right at any time to offer interest rate guarantee periods that differ from those available when we first issued the Policy, and to credit additional interest on premium payments and assets allocated to the Guarantee Account participating in a Dollar Cost Averaging program. See the "Dollar Cost Averaging" provision of this prospectus. Dollar Cost Averaging may not be available to all classes of Policies. We also reserve the right, at any time, to stop accepting premium payments or transfers of assets to a particular interest rate guarantee period. Since the specific interest rate guarantee periods available may change periodically, please contact our Variable Life Service Center to determine the interest rate guarantee periods currently being offered.

Charges and Deductions

                      This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from any charges deducted, such as the mortality and expense risk charge. We may use any such profits for any purpose, including payment of distribution expenses.

MONTHLY               We take a monthly deduction on the Policy Date and each
DEDUCTION             Monthly Anniversary Date from your Cash Value. The
                      monthly deduction for each Policy consists of:

                         . the cost of insurance charge (discussed below);

                         . a premium tax charge (discussed below); and

                         . a monthly distribution expense charge (discussed
                           below).

                      We will deduct the monthly deduction on a pro rata basis from all of your assets in the Investment Options.

COST OF               The cost of insurance charge is a significant charge
INSURANCE             under your Policy because it is the primary charge for
                      the Death Benefit we provide you. For Policies issued on or after November 14, 1995, the cost of insurance charge depends on a number of factors (age, gender, Policy duration, and risk class) that cause the charge to vary from Policy to Policy and from Monthly Anniversary Date to Monthly Anniversary Date. We will determine the risk class (and therefore the rates) separately for the initial Specified Amount and for any increase in Specified Amount that requires evidence of insurability.

                      We calculate the cost of insurance charge on each Monthly Anniversary Date based on your net amount at risk (the net amount at risk is equal to your Death Benefit minus your Cash Value). The net amount at risk is affected by factors such as the amount and timing of premium payments, Subaccount investment performance, fees and charges assessed, partial withdrawals, Policy loans, and changes to the face amount and the Death Benefit.

                      To determine your cost of insurance charge for a particular Policy Month, we multiply your net amount at risk by the applicable cost of insurance rate. See the Statement of Additional Information for more information about how we calculate the cost of insurance charge.

                      The cost of insurance rate for an Insured is based on his or her age, gender, Policy duration and applicable risk class. When we issue the Policy, we currently place Insureds in a male, female or unisex risk class (where appropriate under applicable law).

                      In addition, some Insureds may qualify for a preferred rating. The original risk class applies to the initial Specified Amount. If an increase in Specified Amount is approved, a different risk class may apply to the increase, based on an Insured's circumstances at the time of the increase.

                      We may change the cost of insurance rates from time to time at our sole discretion, but we guarantee that the rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the Commissioners' 1980 Standard Ordinary Mortality Tables. The maximum cost of insurance rates are based on the Insured's age nearest birthday at the start of the Policy year. Modifications to cost of insurance rates are made for risk classes other than standard. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies and depend on our expectation of future experience with respect to mortality, interest, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time. We will deduct the cost of insurance charge on a pro rata basis from all of your assets in the Investment Options.

                      For Policies issued prior to November 14, 1995, the cost of insurance charge is equal to an annual rate of 0.55% of that portion of the Policy's Cash Value in the Separate Account. The cost of insurance charge will be taken on the Policy Date and on each Monthly Anniversary Date. We will deduct this charge on a pro rata basis from all of your assets in the Separate Account.

PREMIUM TAX           We currently deduct monthly a premium tax charge equal to
CHARGE                an effective annual rate of 0.20% of the portion of the
                      assets in the Separate Account attributable to each premium payment during the first 10 years following that premium payment. This charge is generally used to cover taxes assessed by a state or other governmental agency, as well as acquisition expenses.

                      We will deduct the premium tax charge on a pro rata basis from all of your assets allocated in the Subaccounts.

DISTRIBUTION          We currently deduct on a monthly basis, a distribution
EXPENSE CHARGE        expense charge equal to an effective annual rate of 0.30%
                      of the portion of the assets in the Separate Account attributable to each premium payment during the first 10 years following that premium payment. This charge is generally used to cover our distribution expenses.

                      We will deduct the distribution expense on a pro rata basis from all of your assets allocated in the Subaccounts.

                      The sum of the distribution expense charges previously deducted and any surrender charges attributable to each premium payment is guaranteed not to exceed 9% of that premium payment. See the "Surrender Charge" provision of this prospectus.

MORTALITY AND         We currently deduct daily a mortality and expense risk
EXPENSE RISK          charge equal to an effective annual rate of 0.90% of
CHARGE                unloaned assets in the Subaccounts. This charge is not
                      deducted from any assets you have allocated to the Guarantee Account. We will not increase this charge for the duration of your Policy.

                      The mortality and expense risk charge is deducted on a pro rata basis from all of your assets allocated to the Subaccounts.

                      The mortality risk we assume is the risk that Insured may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies.

ADMINISTRATIVE        We currently deduct daily an administrative expense
EXPENSE CHARGE        charge equal to an effective annual rate of 0.40% of
                      unloaned assets in the Investment Options. The administrative expense charge is taken on a pro rata basis from your assets in the Investment Options. We will not increase this charge for the duration of your Policy.

                      We assess this charge to compensate us for the expenses related to the issuance and maintenance of the Policies. The risk we assume is that the cost to issue and maintain the Policies will be greater than estimated and therefore, will exceed the administrative expense charge limits set by the Policies.

SURRENDER             If you fully surrender your Policy within 9 years of a
CHARGE                premium payment, we will deduct a surrender charge. This
                      surrender charge is also sometimes called a "deferred sales load." The charge compensates us for expenses incurred in issuing the Policy, Policy face amount increases, and for the recovery of acquisition costs.

                      The total surrender charge will equal a percentage of each premium payment you make under the Policy. For purposes of this charge, we deem each premium payment to be made on the Policy Date; therefore, one year elapses on each Policy Anniversary. We show the schedule of surrender charge percentages below:

                      Policy Years Since Surrender Charge
                       Premium Payment      Percentage
                      -----------------------------------
                             0-1                6%
                              2                 6%
                              3                 6%
                              4                 6%
                              5                 5%
                              6                 4%
                              7                 3%
                              8                 2%
                              9                 1%
                          10 or more            0%
                      -----------------------------------

                      We also limit the surrender charge so that the surrender charge attributable to a particular premium payment when taken together with the total amount of distribution expense charges previously deducted to that premium payment will never exceed 9% of that premium payment. In the event of a surrender, if the surrender charge would cause the sum of the charges to exceed 9% of a particular premium payment, the surrender charge would be limited so that it equals the difference between 9% of the premium payment and the total monthly distribution expense charges attributable to that premium payment that have been deducted.

                      We will deduct the surrender charge, along with any outstanding Policy Debt, from your Cash Value to determine the amount payable upon surrender.

                      We do not assess a surrender charge for partial withdrawals, but do assess a processing fee.

PARTIAL               If you take a partial withdrawal, we assess a processing
WITHDRAWAL            fee equal to the lesser of $25 or 2% of the partial
PROCESSING FEE        withdrawal. This amount may be taken from the amount of
                      the partial withdrawal or from any remaining Cash Value, if there are enough assets remaining. If taken from your remaining Cash Value, we will deduct the partial withdrawal processing fee on a pro rata basis from all of your assets in the Investment Options.

OTHER CHARGES         Upon written request, we will provide a projection of
                      illustrative future life insurance and Cash Value proceeds. We reserve the right to charge a maximum fee of $25 for the cost of preparing the illustration.

                      There are deductions from and expenses paid out of the assets of each Portfolio that are more fully described in each Portfolio's prospectus.

                      In addition, we impose a transfer charge of up to $10 for each transfer after the first transfer in a calendar month.

REDUCTION OF          We may reduce charges and/or deductions for sales of the
CHARGES FOR           Policies to a trustee, employer or similar entity
GROUP SALES           representing a group or to members of the group where
                      such sales result in savings of sales or administrative expenses. The Statement of Additional Information contains additional information about these reductions including the bases upon which such reductions will be given.

The Policy

                      The Policy is a flexible premium variable life insurance policy. We issue the Policy on the life of a single Insured. We describe your rights and benefits below and in the Policy. There may be differences in your Policy because of requirements of the state where we issue your Policy. We will include any such differences in your Policy.

APPLYING FOR A        To purchase a Policy, you must complete an application
POLICY                and you or your financial representative must submit it
                      to us at our Variable Life Service Center. You also must pay an initial premium of a sufficient amount. See the "Premiums" provision of this prospectus. You can submit your initial premium with your application or at a later date. If you submit your initial premium with your application, please remember that we will place your premium in a non-interest bearing account for a certain amount of time. See the "Allocating Premiums" provision of this prospectus. Coverage generally becomes effective as of the Policy Date.

                      Generally, we will issue a Policy on a single Insured basis covering an Insured up to age 75 if evidence of insurability satisfies our underwriting requirements. If the Insured is age 60 or younger, you may choose to pay a single premium or pay level premiums over a period of 5 years. If the Insured is over age 60, your premium plan option is limited to a single premium payment. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may, in our sole discretion, issue a Policy covering an Insured over age
                      75. We may reject an application for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

                      If we do not receive the full first premium with your application, the insurance will become effective on the date that we receive your full premium and that we deliver your Policy. All persons proposed for insurance must be insurable on the Policy Date.

                      If you pay the full first premium with your application, we may give you a conditional receipt. If given, your insurance will become effective on the effective date specified in the conditional receipt, subject to our underwriting requirements and subject to a maximum limitation. The effective date of the insurance specified in the conditional receipt will be the latest of:

                        (1) the date of completion of the application;

                        (2) the date of completion of all required medical
                            examinations and tests; and

                        (3) the Policy date you requested when that date is
                            later than the date you completed your application.

OWNER You have rights in the Policy during the Insured's lifetime. If you die before an Insured and there is no contingent owner, ownership will pass to your estate.

                      We will treat joint owners as having equal undivided interests in the Policy. All owners must exercise any ownership rights in the Policy together. If the last surviving joint owner dies before the Insured and there is no contingent owner, ownership will pass to your estate.

BENEFICIARY           You designate the primary beneficiary(ies) and contingent
                      beneficiary(ies) when you apply for the Policy. You may name one or more primary beneficiary(ies) or contingent beneficiary(ies). We will pay the Death Benefit proceeds to the surviving primary beneficiary(ies), if any (or surviving contingent beneficiary(ies) if there are no surviving primary beneficiary(ies)), in equal shares, unless you request otherwise.

                      Unless an Optional Payment Plan is chosen, we will pay the Death Benefit proceeds in a lump sum to the primary beneficiary(ies). If the primary beneficiary(ies) dies before the Insured, we will pay the Death Benefit proceeds to the contingent beneficiary(ies). If there is no surviving beneficiary(ies) we will pay the Death Benefit proceeds to you or your estate.

CHANGING THE          During an Insured's life, you may change the owner. You
OWNER OR              may change the beneficiary(ies) during an Insured's life,
BENEFICIARY(IES)      unless a beneficiary was designated as an irrevocable
                      beneficiary. To make this change, please write our Variable Life Service Center. The request and the change must be in a form satisfactory to us and we must actually receive the request. The change will take effect as of the date you signed the request. If the request is undated, the change will take effect on the first business day received at our Variable Life Service
                      Center. Changing the owner may have adverse tax consequences.

CANCELING A           You may cancel your Policy during the "free-look period"
POLICY                by returning it to us at our Variable Life Service
                      Center. The free-look period expires 10 days after you receive the Policy, or longer if required by state law.
                      If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. Within 7 calendar days after we receive the returned Policy, we will refund an amount equal to the sum of all premiums paid for the Policy, minus any partial withdrawals or unpaid loans taken, or other amounts as required under state law.

Premiums

GENERAL The premium sufficient to fund a Policy depends on a number of factors, such as the age, gender (where applicable), and risk class of a proposed Insured, the desired Specified Amount, any supplemental benefits, and investment performance of the Subaccounts and interest credited under the Guarantee Account. The minimum initial premium is the amount we require to issue the Policy. The minimum first year planned premium amount we require in order to issue the Policy is $5,000. See the "Fee Tables" provision of this prospectus for additional information on fees and charges associated with this Policy. The minimum subsequent premium is $250. We will usually credit your initial premium payment to the Policy on the later of the date we approve your application and the date we receive your payment. We will credit any subsequent premium payment to your Policy on the Valuation Day we receive the payment at our Variable Life Service Center. After you pay the initial premium, you may make unscheduled premium payments in any amount and at any time subject to certain restrictions. Unless you direct us otherwise, we apply unscheduled premium payments first to repay any Policy Debt.

                      You may make additional premium payments under this Policy under certain circumstances so long as there is no outstanding Policy Debt. You may make additional premium payments to this Policy:

                         . when increasing the Specified Amount;

                         . to prevent termination under the Policy; and

                         . at your discretion provided the total of all
                           premiums does not exceed the limitation shown on your Policy Data pages.

                      The Statement of Additional Information contains additional information with regard to the circumstances in which subsequent premium payments may be made.

                      When you apply for the Policy, the total premium must equal the Guideline Premium Test as determined under the Code for the Policy's Specified Amount. The relationship between the Guideline Premium Test and the Specified Amount depends on the age, gender (where applicable), and risk class of the Insured. The Statement of Additional Information contains additional information about the Guideline Premium Test and determining the Specified Amount.

                      For your convenience, we will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a Modified Endowment Contract under the Code. See the "Tax Considerations" provision of this prospectus. We reserve the right to limit the number and amount of any unscheduled premium payments.

                      Your Policy will be in default if, on the Monthly Anniversary Date, the Surrender Value of your Policy is insufficient to cover the monthly deduction. You will need to make additional premium payment(s) to prevent your Policy from terminating. However, so long as the Net Total Premium is at least equal to the Continuation Amount, your Policy will not lapse during the Continuation Period, even if your Surrender Value is insufficient to cover the monthly deduction. See the "Termination -- Premium to Prevent Termination" provision of this prospectus.

TAX-FREE              We will accept money from another policy as part of your
EXCHANGES             initial premium, if that policy qualifies for a tax-free
(1035 EXCHANGES)      exchange under Section 1035 of the Code. If you
                      contemplate such an exchange, you should consult a tax adviser to learn the potential tax effects of such a transaction. We will accept 1035 exchanges even if there is an outstanding loan on the other policy, so long as the outstanding loan is no more than 50% of the rollover premium. We may allow higher loan percentages. Replacing your existing coverage with this Policy may not be to your advantage.

                      If the policy you exchange is not a Modified Endowment Contract, the Policy we issue in exchange will not be a Modified Endowment Contract, unless in some circumstances, you pay additional premium. If the policy you exchange is a Modified Endowment Contract, the Policy we issue in exchange will also be a Modified Endowment Contract.

ALLOCATING            When you apply for a Policy, you specify the percentage
PREMIUMS              of your premium we allocate to each Subaccount and/or the
                      Guarantee Account. You may only direct your premium and assets to 10 Subaccounts plus the Guarantee Account at any given time. You can change the future premium allocation percentages at any time by writing or calling our Variable Life Service Center. Allocation percentages and how allocations are received are subject to certain limitations. The change will apply to all premiums we receive with or after we receive your instructions. Each premium allocation percentage must be a whole number totaling 100%.

                      Until we approve your application, receive all necessary forms including any subsequent amendments to the application, and receive the entire initial premium, we will place any premiums you pay into a non-interest bearing account.

                      Once we approve your application, receive all necessary forms and the entire initial premium, we will transfer your premium from the non-interest bearing account as follows:

                        (1) any portion of the initial premium allocated to the
                            Guarantee Account per your application will be transferred to the Guarantee Account;

                        (2) any portion of the initial premium allocated to the
                            Subaccounts per your application will be transferred to the GE Investments Funds, Inc. -- Money Market Fund for the Initial Investment Period.

                      The Initial Investment Period ends on the later of 15 days from the date the Policy is issued or the date on which we receive at our Variable Life Service Center in a form satisfactory to us and signed by you that you have received and accepted the Policy, or if the Policy is not accepted, when all amounts due are refunded. On the Valuation Day you accept the Policy (or if 15 days, from the date the Policy is issued, have passed), we will transfer assets in the GE Investments Funds, Inc. -- Money Market Fund to the Subaccounts you designated on your application.

How Your Cash Value Varies

CASH VALUE            Your Cash Value is the entire amount we hold under your
                      Policy for you. The Cash Value serves as a starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the Guarantee Account and the amount held in the General Account to secure Policy Debt. We determine the Cash Value first on your Policy Date (or on the date we receive your initial premium at our Variable Life
                      Service Center, if later) and thereafter on each Valuation Day. We will not value Subaccount assets on days on which the New York Stock Exchange is closed for trading. Your Cash Value will vary to reflect the performance of the Subaccounts and interest credited under the Guarantee Account to which you have allocated amounts and also will vary to reflect Policy Debt, charges for the monthly deduction, mortality and expense risk charges, administrative expense charges, transfers, partial surrenders, and Policy Debt repayments. Your Cash
                      Value may be more or less than the premiums you paid and you bear the investment risk with respect to the amounts allocated to the Subaccounts.

SURRENDER VALUE       The Surrender Value on any Valuation Day is the Cash
                      Value reduced by:

                        (1) any surrender charge that we would deduct if you
                            surrendered the Policy that day; and

                        (2) any Policy Debt.

SUBACCOUNT            On any Valuation Day, the value of a Subaccount equals
VALUES                the number of units we credit to the Policy multiplied by
                      the Unit Value for that day. When you make allocations to a Subaccount either by premium allocation, transfer of assets, transfer of Policy Debt, loan interest from the General Account, or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the amount allocated, transferred or repaid to the Subaccount by the Unit Value for the Valuation Day when we effect the allocation, transfer or repayment. Amounts allocated to a Subaccount are credited to your Policy on the basis of the Subaccount Unit Value next determined after our receipt of your premium, transfer instruction, or loan repayment
                      (as the case may be).

                      The value of a Subaccount unit may increase or decrease to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine a Subaccount's Unit Value by multiplying the net investment factor for that Valuation Period by the Unit Value for the immediately preceding Valuation Period. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of Separate Account charges.

                      Though the number of units will not change as a result of investment experience, the value of a unit may increase or decrease from Valuation Period to Valuation Period.

Transfers

GENERAL All owners may transfer all or a portion of their assets between and among the Subaccounts of the Separate Account and the Guarantee Account on any Valuation Day, subject to certain restrictions that are stated below. You may not, however, transfer assets in the Guarantee Account from one interest rate guarantee period to another interest rate guarantee period. We process transfers among the Subaccounts and between the Subaccounts and the Guarantee Account as of the end of the Valuation Period that we receive the transfer request in good order at our Variable Life Service Center. There may be limitations placed on multiple requests made at different times during the same Valuation Period involving the same Subaccounts and/or the Guarantee Account. We may postpone transfers to, from or among the Subaccounts and/or the Guarantee Account under certain circumstances. See the "Requesting Payments" provision in this prospectus.

TRANSFERS FROM        We may limit and/or restrict transfers from the Guarantee
THE GUARANTEE         Account to the Subaccounts. The limited amount will not
ACCOUNT TO THE        be less than any accrued interest on an allocation to the
SUBACCOUNTS           Guarantee Account plus 25% of the original amount of that
                      allocation. Unless you are participating in a Dollar Cost
                      Averaging program (see the "Dollar Cost Averaging" provision), you may make such transfers only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation.

TRANSFERS FROM        We may also restrict certain transfers from the
THE SUBACCOUNTS       Subaccounts to the Guarantee Account. We reserve the
TO THE                right to prohibit or limit transfers from a Subaccount to
GUARANTEE             the Guarantee Account during the six-month period
ACCOUNT               following the transfer of any amount from the Guarantee
                      Account to any Subaccount.


TRANSFERS             All owners may submit 12 Subaccount transfers each
AMONG THE             calendar year by voice response, telephone, facsimile,
SUBACCOUNTS           U.S. Mail or overnight delivery service. Once such 12
                      Subaccount transfers have been executed, a letter will be sent notifying owners that they may submit additional transfers only in writing by U.S. Mail or by overnight delivery service. Transfer requests sent by same day mail, courier service, telephone or facsimile will not be accepted under any circumstances. Once we receive your mailed transfer request, such transfer cannot be cancelled. We also will not cancel transfer requests that have not yet been received, i.e., you may not call to cancel a transfer request sent by U.S. Mail or overnight delivery service. If you wish to change a transfer request sent by U.S. Mail or overnight delivery service, such change must also be sent in writing by U.S. Mail or by overnight delivery service. We will process that transfer request as of the Valuation Day the new transfer request is received at our Variable Life Service Center.

                      Currently, we assess a charge of $10 for each transfer after the first transfer in a calendar month. The minimum transfer amount is $100 or the entire balance in the Subaccount or interest rate guarantee period if the transfer will leave a balance of less than $100.

                      We also reserve the right to not honor your transfer request if your transfer is a result of more than one trade involving the same Subaccount within a 30 day period. We will generally invoke this right when either the Portfolio(s) or we see a pattern of frequent transfers between the same Portfolios within a short period of time (i.e., transfers among the same Subaccounts occur within five to 15 days of each other).

                      In addition, we may not honor transfers made by third parties. See the "Transfer by Third Parties" provision of this prospectus.

                      If a transfer request is not processed, a letter will be sent notifying you that your transfer request was not honored. If we do not honor a transfer request, we will not count that request as a transfer for purposes of the 12 transfers allowed each calendar year as described in the previous paragraphs.

                      When thinking about a transfer of assets, you should consider the inherent risks involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time. Also, because certain restrictions on transfers are applied at the discretion of the Portfolios in which the Subaccount invests, it is possible that owners will be treated differently and there could be inequitable treatment among owners if a Portfolio does not apply equal treatment to all shareholders. See the "Special Note on Frequent Transfers" provision of this prospectus.

                      These restrictions will apply to all owners and their designated third party(ies), unless such transfer is being made pursuant to:

                        (1) a Dollar Cost Averaging program;

                        (2) a Portfolio Rebalancing program;

                        (3) the terms of an approved Fund substitution or Fund
                            liquidation; or

                        (4) a Portfolio's refusal to allow the purchase of
                            shares, either on behalf of an individual owner or the entire Separate Account, in which case, the Portfolio's refusal to allow the purchase of shares will not be considered a transfer for calculation of the 12 transfers allowed per calendar year by voice response, telephone, facsimile, U.S. Mail or overnight delivery service.

                      Sometimes, we will not honor transfer requests. We will not honor a transfer request if:

                        (1) any Subaccount that would be affected by the
                            transfer is unable to purchase or to redeem shares of the Portfolio in which the Subaccount invests;

                        (2) the transfer would adversely affect Unit Values; or

                        (3) you attempt to make a transfer while the Policy is
                            in the grace period and there is no Account Value.

                      The affected Portfolio(s) determine whether items (1) or
                      (2) above apply.

                      We will treat all owners equally with respect to transfer requests.

TELEPHONE             All owners may make their first 12 transfers in any
TRANSACTIONS          calendar year among the Subaccounts or between the
                      Subaccounts and the Guarantee Account by calling our Variable Life Service Center provided we receive written authorization at our Variable Life Service Center to execute such transactions prior to such request.
                      Transactions that can be conducted over the telephone include, but are not limited to:

                        (1) the first 12 transfers of assets among the
                            Subaccounts or between the Subaccounts and the Guarantee Account in any calendar year (this includes any changes in premium allocations when such changes include a transfer of assets);

                        (2) Dollar Cost Averaging; and

                        (3) Portfolio Rebalancing.

                      We employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, but are not limited to:

                        (1) requiring you or a third party to provide some form
                            of personal identification before we act on the telephone instructions;

                        (2) confirming the telephone transaction in writing to
                            you or a third party you authorized; and/or

                        (3) tape recording telephone instructions.

                      We reserve the right to limit or prohibit telephone transactions.

                      We will delay making a payment or processing a transfer request if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Cash Value may be affected since owners will not have access to their account.

CONFIRMATION OF       We will not be liable for following instructions that we
TRANSACTIONS          reasonably determine to be genuine. We will send you a
                      confirmation of any transfer we process. You are responsible for verifying transfer confirmations and notifying us of any errors within 30 days of receiving the confirmation statement.

SPECIAL NOTE ON       Please note that our telephone system may not always be
RELIABILITY           available. Any telephone system, whether it is yours,
                      your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing to our Variable Life Service Center.

TRANSFERS BY          As a general rule and as a convenience to you, we allow
THIRD PARTIES         you to give a third party the right to conduct transfers
                      on your behalf. However, when the same third party possesses this ability on behalf of many owners, the result can be simultaneous transfers involving large amounts of assets. Such transfers can disrupt the orderly management of the Portfolios underlying the Policy, can result in higher costs to owners, and are generally not compatible with the long-range goals of owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all beneficial shareholders of the Portfolios underlying the Policies, and the management of those Portfolios share this position.

                      We have procedures to assure that the transfer requests that we receive have, in fact, been made by the owners in whose names they are submitted.

                      Consequently, we may refuse transfers made by third parties on behalf of an owner in a number of circumstances, which include but are not limited to:

                        (1) transfers made on behalf of many owners by one
                            third party (or several third parties who belong to the same firm) where the transfer involves the same Subaccounts and large amounts of assets;

                        (2) when we have not received adequate authorization
                            from the owner allowing a third party to make transfers on his or her behalf; and

                        (3) when we believe, under all facts and circumstances
                            received, that the owner or his or her authorized agent is not making the transfer.

                      We require documentation to provide sufficient proof that the third party making the trade is in fact duly authorized by the owner. This information includes, but is not limited to:

                        (1) documentation signed by the owner or a court
                            authorizing a third party to act on the owner's behalf;

                        (2) passwords and encrypted information;

                        (3) additional owner verification when appropriate; and

                        (4) recorded conversations.

                      We will not be held liable for refusing a transfer made by a third party when we have a reasonable basis for believing such third party is not authorized to make a transfer on the owner's behalf or we have a reasonable basis for believing the third party is acting in a fraudulent manner.

SPECIAL NOTE ON       The Separate Account does not accommodate frequent
FREQUENT              transfers of Cash Value among Subaccounts. When owners or
TRANSFERS             someone on their behalf submit requests to transfer all
                      or a portion of their assets between Subaccounts, the requests result in the purchase and redemption of shares of the Portfolios in which the Subaccounts invest.
                      Frequent Subaccount transfers, therefore, cause corresponding frequent purchases and redemptions of shares of the Portfolios.

                      Frequent purchases and redemptions of shares of the Portfolios can dilute the value of a Portfolio's shares, disrupt the management of the Portfolio's investment portfolio, and increase brokerage and administrative costs. Accordingly, when an owner or someone on their behalf engages in frequent Subaccount transfers, other owners and persons with rights under the Policies (such as the beneficiaries) may be harmed.

                      The Separate Account discourages frequent transfers, purchases and redemptions. To discourage frequent Subaccount transfers, we adopted the policy described in the "Transfers Among the Subaccount" section. This policy requires owners who request more than 12 Subaccount transfers in a calendar year to submit such requests in writing by U.S. Mail or by overnight delivery service (the "U.S. Mail requirement"). The U.S. Mail requirement creates a delay of at least one day between the time transfer decisions are made and the time such transfers are processed. This delay is intended to discourage frequent Subaccount transfers by limiting the effectiveness of abusive "market timing" strategies (in particular, "time-zone" arbitrage) that rely on "same-day" processing of transfer requests.

                      In addition, we will not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of the Portfolio in which the Subaccount invests or if the transfer would adversely affect Unit Values. Whether these restrictions apply is determined by the affected Portfolio(s), and although we apply the restrictions uniformly when we receive information from the Portfolio(s), we cannot guarantee that the Portfolio(s) will apply their policies and procedures in a uniform basis.

                      There can be no assurance that the U.S. Mail requirement will be effective in limiting frequent Subaccount transfers or that we can prevent all frequent Subaccount transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally. For instance, imposing the U.S. Mail requirement after 12 Subaccount transfers may not be restrictive enough to deter an owner seeking to engage in abusing market timing strategies.

                      We may revise our frequent Subaccount transfer policy and related procedures, at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter frequent transfer activity that may adversely affect owners, other persons with material rights under the Policies, or Portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on owners engaging in frequent Subaccount transfers. For example, we may invoke our right to refuse transfers if the transfer involves the same Subaccount within a 30 day period and/or we may change our procedures to monitor for a different number of transfers within a specified time period or to impose a minimum time period between each transfer.

                      There are inherent risks that changing our policies and procedures in the future may not be effective in limiting frequent Subaccount transfers. We will not implement any policy and procedure at the Policy level that discriminates among owners; however, we may be compelled to adopt policies and procedures adopted by the Portfolios on behalf of the Portfolios and we will do so unless we cannot service such policies and procedures or we believe such policies and procedures contradict state or federal regulations or such policies and procedures contradict with the terms of your Policy.

                      As stated in the previous paragraph, each of the Portfolios in which the Subaccounts invest may have its own policies and procedures with respect to frequent purchases and redemption of Portfolio shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent Subaccount transfers. Owners should be aware that we may not have the contractual obligation nor the operational capability to monitor owners' Subaccount transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent Subaccount transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent Subaccount transfers.

                      Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. These omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Portfolios. In addition, if a Portfolio believes an omnibus order we submit may reflect one or more Subaccount transfer requests from owners engaged in frequent transfer activity, the Portfolio may reject a portion of or the entire omnibus order. If a Portfolio rejects part of an omnibus order it believes is attributable to transfers that exceed its market timing policies and procedures, it will return the amount to us, and we will credit the amount to the Policy owner as of the Valuation Day of our receipt of the amount. You may realize a loss if the Unit Value on the Valuation Day we credit the amount back to your account has increased since the original date of your transfer.

                      We apply our policies and procedures without exception, waiver, or special arrangement.

DOLLAR COST           The Dollar Cost Averaging program permits you to
AVERAGING             systematically transfer on a monthly or quarterly basis a
                      set dollar amount from the Subaccount investing in the GE
                      Investments Funds, Inc. -- Money Market Fund or the
                      Guarantee Account to any combination of Subaccounts (as long as the total number of Subaccounts used does not exceed the maximum number allowed under the Policy). The
                      Dollar Cost Averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar
                      Cost Averaging does not assure a profit or protect against a loss.

                      You may participate in the Dollar Cost Averaging program
                      by:

                        (1) completing a Dollar Cost Averaging agreement; or

                        (2) calling our Variable Life Service Center.

                      To use the Dollar Cost Averaging program, you must transfer at least $100 from the Subaccount investing in the GE Investments Funds, Inc. -- Money Market Fund or the Guarantee Account with each transfer. If any transfer would leave less than $100 in the Investment Option from which transfers are being made, we will transfer the entire amount. The Dollar Cost Averaging program will start 30 days after we receive your premium payment and instructions, unless you specify an earlier date. Once elected, Dollar Cost Averaging remains in effect from the date we receive your request until the value of the Investment Option from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. See the "Premiums - Allocating Premiums" provision of this prospectus for a description of when this occurs.

                      If you Dollar Cost Average from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We reserve the right to transfer any remaining portion of an allocation used for Dollar Cost Averaging to a new guarantee period upon termination of the Dollar Cost Averaging program for that allocation. You may not transfer from one interest rate guarantee period to another interest rate guarantee period.

                      There is no additional charge for Dollar Cost Averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer charge, or for calculating the maximum number of transfers we may allow in a calendar year via telephone or facsimile. We may, from time to time, offer various Dollar Cost Averaging programs. We reserve the right to discontinue new Dollar Cost Averaging programs or to modify such programs at any time and for any reason.

PORTFOLIO             Once you allocate your premium among the Subaccounts, the
REBALANCING           performance of each Subaccount may cause your allocation
                      to shift. You may instruct us to automatically rebalance on a quarterly, semi-annual or annual basis your assets to return to the percentages specified in your allocation instructions. You may elect to participate in the Portfolio Rebalancing program at any time by completing the Portfolio Rebalancing form.

                      Your percentage allocations must be in whole percentages. Subsequent changes to your percentage allocations may be made at any time by writing or calling our Variable Life Service Center. Once elected, Portfolio Rebalancing remains in effect from the date we receive your request until you instruct us to discontinue Portfolio Rebalancing.

                      There is no additional charge for using Portfolio Rebalancing, and we do not consider a transfer under this program a transfer for purposes of assessing a transfer charge, or for calculating any limit on maximum number of transfers we may impose in a calendar year via telephone or facsimile. We reserve the right to discontinue or modify the Portfolio Rebalancing program at any time and for any reason. We also reserve the right to exclude certain Subaccounts from Portfolio Rebalancing. Portfolio Rebalancing does not guarantee a profit or protect against a loss. Assets allocated to the Guarantee Account may not participate in Portfolio Rebalancing.

Death Benefit

                      As long as the Policy remains in force, we will pay the Death Benefit proceeds upon receipt by our Variable Life Service Center of satisfactory proof of the Insured's death. See the "Requesting Payments" provision of this prospectus. We will pay the Death Benefit proceeds to the named beneficiary(ies).

AMOUNT OF             The Death Benefit payable upon the death of the Insured
DEATH BENEFIT         is the greater of the Specified Amount and the Cash Value
PAYABLE               multiplied by the applicable corridor percentage.

                      The amount of Death Benefit payable equals:

                         . the Death Benefit proceeds;

                         . minus any Policy Debt on that date; and

                         . minus the premium that would have been required to
                           keep the Policy in force if the date of death occurred during a grace period.

                      Under certain circumstances, we may further adjust the amount of the Death Benefit payable. See the "Incontestability," the "Misstatement of Age or Gender" and the "Suicide Exclusion" provisions in this prospectus.

CHANGING THE          After a Policy has been in effect for one year, you may
SPECIFIED             increase or decrease the Specified Amount, within certain
AMOUNT                limitations. To make a change, you must send your written
                      request and the Policy to our Variable Life Service
                      Center. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may change your cost of insurance.

                      Any change in the Specified Amount will affect the maximum premium limitation. We will not permit a decrease in Specified Amount if that amount is below the amount necessary to meet the Guideline Premium Test.

                      If a decrease in Specified Amount is permitted, the decrease will become effective on the Monthly Anniversary Date after the date we receive the request. The decrease will first apply to coverage provided by the most recent increase, then to the next most recent increases successively, then to the coverage under the original application. During the grace period, we will not allow a decrease unless the Cash Value less any Policy Debt is greater than the surrender charge. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy when we issued it. A decrease may cause us to assess a surrender charge and may require us to pay excess Cash Value.

                      To apply for an increase in Specified Amount, you must complete a supplemental application and submit evidence of insurability satisfactory to us. Any approved increase will become effective on the date shown in the supplemental Policy data page. Please note that an increase will not become effective if the Policy's Surrender Value is too low to cover the monthly deduction for the Policy Month following the increase. We will not permit an increase in Specified Amount if the amount of premium necessary for that increase is less than $1,000.

                      Partial withdrawals will reduce the Specified Amount in proportion to the amount the partial withdrawal reduces the Cash Value. An increase in the Specified Amount may result in a surrender charge.

                      A change in your Specified Amount may have Federal tax consequences. See the "Tax Considerations" provision of this prospectus.

POLICY                The Policy matures on the Policy anniversary
MATURITY              corresponding to age 95 of the Insured or any earlier
DATE                  date selected by you. On the Maturity Date, we calculate
                      the Maturity Value to equal the Cash Value adjusted for any outstanding Policy Debt. This amount is paid to the owner either in a lump sum or under an Optional Payment
                      Plan.

Surrenders and Partial Withdrawals

SURRENDERS            You may cancel and surrender your Policy at any time
                      before the Insured dies. The Policy will terminate on the Valuation Day we receive your request at our Variable
                      Life Service Center. If you cancel or surrender your policy, you will not be able to reinstate the Policy.

                      We will pay you the Surrender Value in a lump sum unless you make other arrangements. You will incur a surrender charge if you surrender your Policy during the first 10 years after each premium payment. See the "Surrender Charge" provision of this prospectus. A surrender may have adverse tax consequences. See the "Tax Considerations" provision in this prospectus.

PARTIAL               After the first Policy year, you may take one partial
WITHDRAWALS           withdrawal each Policy year. The minimum partial
                      withdrawal amount is $10.00. The maximum partial withdrawal amount is the amount in which your Cash Value exceeds the sum of all premiums paid and any outstanding
                      Policy Debt.

                      We assess a processing fee for each partial withdrawal equal to the lesser of $25 or 2% of the amount partially withdrawn. See the "Charges and Deductions -- Partial Surrender Processing Fee" provision of this prospectus. The amount of the partial withdrawal will equal the amount you requested to partially withdraw adjusted for any processing fee.

                      When you request a partial withdrawal, you can direct how we deduct the partial withdrawal from your Cash Value. If you provide no directions, we will deduct the partial withdrawal on a pro rata basis from among the Investment Options in which you have allocated assets.

                      State law requires that we reserve the right to defer payments from the Guarantee Account and General Account for a partial withdrawal or surrender for up to six months from the date we receive your request for payment.

EFFECT OF             A partial withdrawal will reduce the Cash Value by the
PARTIAL               amount of the partial withdrawal. A partial withdrawal
WITHDRAWALS           will reduce the Death Benefit proceeds by the amount of
                      the Death Benefit which the partial withdrawal amount would have purchased if paid as a single premium on the date of the partial withdrawal. A partial withdrawal may have Federal tax consequences. See "Tax Considerations" provision of this prospectus, as well as the Statement of Additional Information for additional information.

Loans

GENERAL               You may borrow up to:

                         . 90% of the difference between your Cash Value at the
                           end of the Valuation Period during which we received your loan request and any surrender charges on the date of the loan;

                         . less any outstanding Policy Debt.

                      The minimum Policy loan is $500. You may request a Policy loan by writing to our Variable Life Service Center.

                      When we make a loan, we transfer an amount equal to the loan proceeds from your Cash Value in the Separate Account and the Guarantee Account to our General Account and hold the transfer as "collateral" for the loan. If you do not direct an allocation for this transfer, we will make it on a pro-rata basis from each Investment Option in which you have invested. We will credit interest at an annualized effective rate of at least 4% on that collateral.

                      We may charge and credit two different rates on Policy Debt depending on whether we are loaning a portion of premiums paid (non-preferred) or earnings (preferred).

                      On the non-preferred portion of your loan, we currently credit interest at an annualized effective rate of 4.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 6.0% on outstanding Policy Debt. On the preferred portion of your loan after the first Policy year, we currently credit interest at an annualized effective rate of 6.0% on collateral corresponding to Policy Debt and charge interest daily at an annualized effective rate of 6.0% on outstanding Policy Debt, essentially providing a Policy loan without an interest charge.

                      We transfer Cash Value equal to the amount of the loan into a Loan Account where you will receive an interest credit.

                                                         Non-Preferred Preferred
                                                           Loan Rate   Loan Rate
                       ---------------------------------------------------------
                       Current Interest Rate Charged          6.0%        6.0%
                       Current Interest Rate Credited         4.0%        6.0%
                       ---------------------------------------------------------
                       Net Cost                               2.0%        0.0%
                       ---------------------------------------------------------
                       Guaranteed Interest Rate Charged       6.0%        6.0%
                       Guaranteed Interest Rate Credited      4.0%        4.0%
                       ---------------------------------------------------------
                       Net Cost                               2.0%        2.0%
                       ---------------------------------------------------------

                      Loans will reduce the Cash Value, the Surrender Value and the Death Benefit proceeds and may cause the Policy to lapse if not repaid.

                      Interest is due and payable at the end of each Policy year while a Policy loan is outstanding. If, on any Policy anniversary, you have not paid interest accrued since the last Policy anniversary, we add the amount of the interest to the loan and this becomes part of your outstanding Policy Debt. We transfer the interest due from each Investment Option on a pro-rata basis.

REPAYMENT OF          You may repay all or part of your Policy Debt at any time
POLICY DEBT           while an Insured is living and the Policy is in effect.
                      We will treat any unscheduled premium payments by you
                      (other than the initial premium) first as the repayment of any outstanding Policy Debt, unless otherwise instructed. We will treat the portion of the payment in excess of any outstanding Policy Debt as an additional premium payment, if permissible under the Policy. See the "Premiums" provision of this prospectus.

                      When you repay a loan, we transfer an amount equal to the repayment from our General Account to the Separate Account and/or the Guarantee Account and allocate it as you directed when you repaid the loan. If you provide no directions, we will allocate the amount according to your standing instructions for premium allocations.

                      You must send loan repayments to our Variable Life Service Center. We will credit the repayments as of the Valuation Day we receive them at our Variable Life Service Center.

EFFECT OF             A Policy loan impacts the Policy, because we reduce the
POLICY LOANS          Death Benefit proceeds and Surrender Value under the
                      Policy by the amount of any outstanding loan plus interest you owe on the loan. Repaying the loan causes the Death Benefit proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account's investment performance. Amounts transferred from the Separate
                      Account as collateral will affect the Cash Value, whether or not the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Separate Account.

                      There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. See the "Tax Considerations" provision of this prospectus and the Statement of Additional Information.

                      We will notify you if the sum of your loans plus any interest you owe on the loans is more than the Cash Value, less applicable surrender charges. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may terminate.

                      If a Policy is issued as a Modified Endowment Contract and a loan is taken from the Policy, the amount of the loan (together with any unpaid interest included in Policy Debt) will be taxed in the same manner as a partial withdrawal.

Termination

PREMIUM TO            Generally, if on a Monthly Anniversary Date, the
PREVENT               Surrender Value of your Policy is too low to cover the
TERMINATION           monthly deduction, your Policy will be in default and a
                      grace period will begin. In that case, we will mail you notice of the additional premium necessary to prevent your Policy from terminating. You will have a 61 day grace period from the date we mail the notice to make the required premium payment.

                      So long as there is outstanding Policy Debt, we will treat that portion of any payment received during the grace period that is less than or equal to the amount of Policy Debt as a repayment of Policy Debt and not as an additional premium payment. If we treat a payment as a repayment of outstanding Policy Debt, we will transfer assets held in our General Account (as collateral for Policy Debt being repaid) into the Separate Account and/or the Guarantee Account, which increases the Surrender Value of the Policy, thereby preventing Policy termination.

GRACE PERIOD          If the Insured should die during the grace period before
                      you pay the required premium, the Death Benefit proceeds will still be payable to the beneficiary(ies), although we will reduce the amount of the Death Benefit payable by the amount of premium that would have been required to keep the Policy in force. If you have not paid the required premium before the grace period ends, your Policy will terminate. If the Policy terminates, the Policy will have no value and no benefits will be payable. However, you may reinstate your Policy under certain circumstances. See the Statement of Additional
                      Information for more information about the grace period.

REINSTATEMENT         If you have not surrendered your Policy, you may
                      reinstate your Policy within three years after termination, provided you meet certain conditions, including the payment of the necessary premium and submission of satisfactory evidence of insurability. See your Policy and the Statement of Additional Information for further information.

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Requesting Payments

                      You may send your written requests for payment to our Variable Life Service Center or give them to one of our authorized agents for submission to our Variable Life Service Center. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial withdrawal proceeds in a lump sum within 7 days after receipt at our Variable Life Service Center of your written request and all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the Valuation Day of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Variable Life Service Center receives all required documents. State law requires that we reserve the right to defer payments from the Guarantee Account and General Account for a partial withdrawal, surrender or payment of the Death Benefit proceeds for up to six months from the date we receive your request for payment. We may pay the Death Benefit proceeds in a lump sum or under an Optional Payment Plan. See the "Optional Payment Plans" provision of this prospectus and the Statement of Additional Information.

                      In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:

                        (1) to your designated beneficiary(ies) directly in the
                            form of a check; or

                        (2) by establishing an interest bearing account called
                            the "GE Secure Access Account" for the designated beneficiary(ies) in the amount of Death Benefit proceeds payable.

                      When establishing the GE Secure Access Account we will send the beneficiary(ies) a checkbook within 7 days after we receive all the required documents, and the beneficiary(ies) will have immediate access to the account simply by writing a check for all or any part of the amount of the Death Benefit proceeds payable. The GE Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the GE Secure Access Account. If we do not receive instructions from the beneficiary(ies) with regard to the form of Death Benefit payment, we will automatically establish the GE Secure Access Account.

                      Any Death Benefit proceeds that we pay in a lump sum will include interest from the date of death to the date of payment. We will credit interest at a rate we set, or a rate set by law if greater. The minimum interest rate which we may credit is 2.5%. We will not credit interest beyond one year or any longer time set by law. We will reduce Death Benefit proceeds by any outstanding Policy Debt and any due and unpaid charges and will increase Death Benefit proceeds by any benefits added by rider.

                      We also may defer making payments attributable to a check or draft that has not cleared the bank on which it is drawn.

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                      State law requires that we reserve the right to defer
                      payments from the General Account for payment of the Death Benefit proceeds for up to six months from the date we receive the request for payment.

                      If mandated under applicable law, we may be required to reject a premium payment and/or block an owner's account and thereby refuse any requests for transfers, surrenders, partial surrenders, loans or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

Tax Considerations

INTRODUCTION          This part of the prospectus discusses the Federal income
                      tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain and may vary with your particular circumstances.

                      This discussion is general and is not intended as tax advice. It does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address Federal estate or gift tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax adviser about the application of the tax rules and regulations to your individual situation.

TAX STATUS OF         Federal income tax law generally grants favorable
LIFE INSURANCE        treatment to life insurance (including life insurance
POLICIES              policies that are Modified Endowment Contracts); the
                      proceeds paid on the death of the Insured are generally excluded from the gross income of the beneficiary(ies), and the owner is not taxed on increases in the Cash Value unless amounts are distributed while the Insured is alive. For this treatment to apply to your Policy, the premiums paid for your Policy must not exceed limitations established by the tax law. For further information, please see the "Special Rules for Modified Endowment
                      Contracts" provision of this prospectus and the Statement of Additional Information.

                      For your Policy (including Modified Endowment Contracts) to receive treatment as life insurance under the Code, two other requirements must be met:

                         . The investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

                         . your right to choose particular investments for a
                           Policy must be limited.

                      Investments in the Separate Account must be diversified. The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Portfolios in which the Separate Account invests, are "adequately diversified." If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Cash Value over the premiums paid for the Policy.

                      Although we do not control the investments of all of the Portfolios (the Company only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Portfolios will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which an owner can direct the investment of assets. In some circumstances, owners of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy, we believe that the owner of a Policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policy to bring it in conformity with applicable standards should such modifications be necessary to prevent an owner of the Policy from being treated as the owner of the underlying separate account assets. However, there is no assurance such efforts would be successful.

                      No guarantees regarding tax treatment.   We make no
                      guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy.

                      Death Benefit proceeds and Cash Value increases. A Policy's treatment as life insurance for Federal income tax purposes generally has the following results:

                         . Death Benefit proceeds are excludable from the gross
                           income of the beneficiary;

                         . you are not taxed on increases in the Cash Value
                           unless amounts are distributed from the Policy while the Insured is alive;

                         . the taxation of amounts distributed while the
                           Insured is alive depends upon whether your Policy is a Modified Endowment Contract.

                      If the Insured survives beyond age 100, the IRS may seek to deny the tax-free treatment of the Death Benefit proceeds and instead to tax you on the amount by which your Account Value exceeds your "investment in the contract." Your "investment in contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income. Because we believe the Policy continues to meet the Federal tax definition of life insurance beyond age 100, we have no current plans to withhold or report taxes in this situation.

MODIFIED              In 1988, Congress passed the Technical and Miscellaneous
ENDOWMENT             Revenue Act of 1988 ("TAMRA"), just one of several Acts
CONTRACTS             passed in the 1980s regarding life insurance. TAMRA, in
                      particular, prevented policy owners from paying large single premiums to purchase life insurance and then borrowing the Cash Value, tax-free. Consequently, a policy with premiums paid in excess of amounts established by TAMRA within the first seven-years of a policy, (known as the "7-pay Test") became a Modified
                      Endowment Contract.

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




                      A Modified Endowment Contract is a life insurance contract under Section 7702A of the Code. To qualify as life insurance, a Policy must meet the Guideline Premium or the Guideline Annual Premium test established by the Internal Revenue Service to define the maximum premiums that can be paid in a policy. To qualify as life insurance, the sum of all premiums paid cannot be greater than the Guideline Premium or cumulative Guideline Annual Premium.

                      The 7-pay Test established by TAMRA states that the TAMRA premium be calculated as to endow the policy based on the guaranteed interest rate and the statutory reasonable cost of insurance. If the policy owner pays total premiums that exceed the cumulative TAMRA premium within the first 7 policy years, the policy is deemed a Modified Endowment Contract and is subject to different taxation rules than a traditional life insurance policy as defined by Section 7702 of the Code.

                      You should know that whenever you increase coverage or add a new rider, a new 7-year period for purposes of the 7-pay Test established by TAMRA begins.

SPECIAL RULES         Special rules apply to a Policy that is a Modified
FOR MODIFIED          Endowment Contract. A Policy will be a Modified Endowment
ENDOWMENT             Contract if either of the following is true:
CONTRACTS
                         . if premiums are paid more rapidly than allowed by a
                           7-pay Test under the Code. At your request, we will let you know the amount of premium that may be paid for your Policy in any year that will avoid Modified Endowment Contract treatment under the 7-pay Test;

                         . if the Policy is received in exchange for another
                           policy that is a Modified Endowment Contract.

                      If there is a reduction of benefits during the first seven years under a single life Policy, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face value. If there is a "material change" in the benefits or terms, then the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums generally are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

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




                      If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

                      Tax treatment of Modified Endowment Contracts. If a Policy is a Modified Endowment Contract, the following special rules apply:

                         . a partial withdrawal will be taxable to you to the
                           extent that your Cash Value exceeds your investment in the Policy (traditional life insurance policies generally are taxed to the extent the amount of the withdrawal exceeds the "investment in the contract");

                         . a loan from the Policy (together with any unpaid
                           interest included in Policy Debt), and the amount of any assignment or pledge of the Policy, will be taxed in the same manner as a partial withdrawal (loans taken on traditional life insurance policies are generally not taxed while the policy remains in force).

                      A penalty tax of 10% will be imposed on the taxable amount of any full surrender or partial withdrawal, loan and unpaid loan interest included in Policy Debt, assignment, or pledge. However, the penalty tax does not apply to a distribution made:

                        (1) after you reach age 59 1/2;

                        (2) because you have become disabled, within the
                            meaning of the Code; or

                        (3) in substantially equal periodic payments (not less
                            frequently than annually) made over your life or life expectancy (or over the joint lives or life expectancies of you and your beneficiary(ies), within the meaning of the Code).

                      Special rules if you own more than one Modified Endowment Contract. All Modified Endowment Contracts that we (or any of our affiliates) issue to you within the same calendar year will be combined to determine the amount of any distribution from the Policy that will be taxable to you.

                      Interpretative issues. The tax law's rules relating to Modified Endowment Contracts are complex and open to considerable variation in interpretation. You should consult your tax adviser before making any decisions regarding changes in coverage under or distributions, including loans, from your Policy.

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



1035 EXCHANGES        The right to change owners and changes reducing future
                      amounts of Death Benefit proceeds may have tax consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed
                      (unless cash is distributed or a loan is reduced or forgiven). However, the Insured under the new policy must be the same as the insured under the exchange policy.

BUSINESS USES OF      Businesses can use the Policies in various arrangements,
POLICY                including nonqualified deferred compensation or salary
                      continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.
                      The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing
                      Policy should consult a tax adviser.

TAX SHELTER           Owners that are corporations should consult a tax adviser
REGULATIONS           about the treatment of the Policy under the Treasury
                      Regulations applicable to corporate tax shelters.

ALTERNATIVE           There may also be an indirect tax upon the income in the
MINIMUM TAX           Policy or the proceeds of a Policy under the Federal
                      corporate alternative minimum tax, if the owner is subject to that tax.

INCOME TAX            We may be required to withhold and pay to the IRS a part
WITHHOLDING           of the taxable portion of each distribution made under a
                      Policy. However, in many cases, you may elect not to have any amounts withheld. You are responsible for payment of all taxes and early distribution penalties, regardless of whether you request that no taxes be withheld or if we do not withhold a sufficient amount of taxes. At the time you request a distribution from the Policy, we will send you forms that explain the withholding requirements.

                      Tax Shelter Regulations. Prospective owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

                      Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate minimum tax, if the owner is subject to that tax.

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TAX STATUS OF         Under existing Federal income tax law, we do not expect
THE COMPANY           to incur any Federal income tax liability on the income
                      or gains in the Separate Account. Based upon this expectation, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we are required to pay taxes on some or all of the income and gains earned by the Separate Account, we may impose a charge for those taxes.

                      We may also incur state and local taxes, in addition to premium taxes for which a deduction from premiums is currently made. At present, these taxes are not significant. If there is a material change in state or local tax laws, we may impose a charge for any taxes attributable to the Separate Account.

OTHER                 The transfer of the Policy or designation of a
CONSIDERATIONS        beneficiary may have Federal, state, and/or local
AND CHANGES IN        transfer and inheritance tax consequences, including the
THE LAW               imposition of gift, estate, and generation-skipping
                      transfer taxes. This prospectus does not address those issues.

                      This discussion is based on our understanding of the Federal income tax law existing on the date of this prospectus. Congress, the IRS, and the courts may modify these laws at any time, and may do so retroactively. Any person concerned about the tax implications of ownership of a Policy should consult a tax adviser.

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Distribution of the Policies

                      We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico and Texas as GE Capital Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution of the Policies. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the Policies. The Policies are no longer issued for new sales, although new premium payments may be made by existing Policy owners under the terms of the Policy. Capital Brokerage Corporation is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905.

                      Capital Brokerage Corporation was organized as a corporation under the laws of the State of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commission in the states in which it operates and is a member of the NASD.

                      Capital Brokerage Corporation offered the Policies through registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

                      Capital Brokerage Corporation also entered into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the Policies (although these Policies are no longer offered for new sales). The registered representatives of the selling firms were (and still may be) registered with the NASD and the states in which they do business, are (or were when the Policies were sold) licensed as insurance agents in the state in which they do business and are (or were when the Policies were sold) appointed with us.

                      When the Policies were sold, we paid compensation to Capital Brokerage Corporation. This compensation consisted of a sales commission to both the wholesaler of Capital Brokerage Corporation and the brokerage firm of the registered representative who sold you your Policy. The maximum commission paid to Capital Brokerage Corporation or the selling firm in the first Policy year was 7.05% of the initial premium payment. In renewal years, Capital Brokerage Corporation or the selling firm received up to 5.95% of premiums paid. This commission may have been returned to us if the Policy was not continued through the first Policy year. The exact amount of the commission paid to the registered representative who sold you your Policy was determined by the brokerage firm with which the representative is employed. Compensation may still be paid for any subsequent premium payments received. Compensation can consist of an "up front" commission or a "trail" commission. The maximum up front commission paid for subsequent premium payments received is 5.95%. The maximum trail commission paid is 0.20%.

                      We do not offer this Policy for new sales. Therefore, we do not offer sales incentives and other special promotions for the sale of this product.

                      Commissions paid on premium payments received from the Policies are not charged directly to you or against your Cash Value, but indirectly through fees and charges imposed under the Policies.

                      All commissions paid come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the Policy does not vary as a result of such payments to such selling firms.

                      Life insurance policies, such as this Policy, may have varied expenses, but such expenses are based on the underwriting criteria listed in the Policy and in the prospectus. Such factors include, but are not limited to: age, gender, the requested Specified Amount and the risk class of the Insured.

                      During 2004, 2003 and 2002, $3.4 million, $3.6 million and $4.8 million, respectively, was paid to Capital Brokerage Corporation for new premium payments received. In 2004, 2003 and 2002, no underwriting commissions were paid to Capital Brokerage Corporation.

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Other Policy Information

OPTIONAL              The Policy currently offers the following five Optional
PAYMENT PLANS         Payment Plans, free of charge, as alternatives to the
                      payment of a Death Benefit, Maturity Value or Surrender
                      Value in a lump sum (see the "Requesting Payments" provision of this prospectus):

                         . Income for a Fixed Period;

                         . Life Income;

                         . Income of a Definite Amount;

                         . Interest Income; and

                         . Joint Life and Last Survivor Income.

                      These options are described in the Statement of Additional Information.

                      You may select an Optional Payment Plan in your application or by writing our Variable Life Service Center. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. See the "Tax Considerations" provision of this prospectus. Even if the Death Benefit under the Policy is excludible from income, payments under Optional Payment Plans may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Optional Payment Plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Optional Payment Plans. Amounts allocated to an Optional Payment Plan will earn interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

DIVIDENDS             The Policy is non-participating. We will not pay
                      dividends on the Policy.

INCONTESTABILITY      The limitations on our right to contest the Policy are
                      described in the Statement of Additional Information.

SUICIDE               Our obligations in the event an Insured commits suicide
EXCLUSION             are described in the Statement of Additional Information.

MISSTATEMENT OF       We will adjust the Death Benefit proceeds if you misstate
AGE OR GENDER         an Insured's age or gender in your application.

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WRITTEN NOTICE        You should send any written notice to us at our Variable
                      Life Service Center at the address listed on page 1 of this prospectus. The notice should include the Policy number and the full name of the Insured. We will send any notice to the address shown in the application unless an appropriate address change form has been filed with us.

TRUST If you name a trust as the owner or beneficiary of the Policy and the trustee subsequently exercises ownership rights or claims benefits thereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of Policy benefits to the trustee will release us from all obligations under the Policy to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

OTHER CHANGES         At any time, we may make such changes in the Policy as
                      are necessary:

                         . to assure compliance at all times with the
                           definition of life insurance prescribed by the Code;

                         . to make the Policy, our operations, or the operation
                           of the Separate Account conform with any law or regulation issued by any government agency to which they are subject; or

                         . to reflect a change in the operation of the Separate
                           Account, if allowed by the Policy and applicable regulations.

                      Only the President or a Vice President of the Company has the right to change the Policy. No financial representative appointed as our agent has the authority to change the Policy or waive any of its terms. The President or a Vice President of the Company must sign all endorsements, amendments, or riders to be valid.

REPORTS We maintain records and accounts of all transactions involving the Policy, the Separate Account, the Guarantee Account and Policy Debt. Within 30 days after each Policy anniversary, we will send you a report showing information about your Policy. The report will show:

                         . the Specified Amount;

                         . the Cash Value;

                         . the value in each Investment Option;

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




                         . the Surrender Value;

                         . the Policy Debt; and

                         . the premiums paid and charges made during the Policy
                           year.

                      We also will send you an annual and a semi-annual report for each Portfolio underlying a Subaccount to which you have allocated assets, as required by the 1940 Act. In addition, when you pay premiums or if you take out a Policy loan, make transfers, or take partial withdrawals, you will receive a written confirmation of these transactions.

USING THE             You can assign the Policy as collateral security. You
POLICY AS             must notify us in writing at our Variable Life Service
COLLATERAL            Center on the appropriate form if you assign the Policy.
                      Any payments we make before we receive notice of the assignment will not be affected. We are not responsible for the validity of an assignment. An assignment may affect your rights and the rights of the beneficiary(ies).

REINSURANCE           We may reinsure a portion of the risks assumed under the
                      Policies.

LEGAL                 We face a significant risk of litigation and regulatory
PROCEEDINGS           investigations and actions in the ordinary course of
                      operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits and breaches of fiduciary or other duties to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. We are also subject to various regulatory inquiries, such as information requests, subpoenas and books and record examinations, from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

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                      Recently, the insurance industry has become the focus of
                      increased scrutiny by regulatory and law enforcement authorities concerning certain practices within the insurance industry. This scrutiny includes the commencement of investigations and other proceedings by the New York State Attorney General and other governmental authorities relating to allegations of improper conduct in connection with the payment of, and the failure to disclose, contingent commissions by insurance companies to insurance brokers and agents, the solicitation and provision of fictitious or inflated quotes and the use of inducements to brokers or companies in the sale of insurance products. We have not received a subpoena or inquiry from the State of New York with respect to these matters. As part of industry-wide inquiries in this regard, we have received inquiries and informational requests from federal and state regulatory authorities. We are cooperating with these regulatory authorities in connection with their inquiries.

                      Recent industry-wide inquiries also include those regarding market timing and late trading in variable annuity contracts, variable annuity sales practices/exchanges and electronic communication document retention practices. In this regard, we responded in late 2003 to a New York State Attorney General subpoena regarding market timing and late trading in variable products and mutual funds. We have not received any further inquiries from the New York State Attorney General regarding this matter.

                      Although we do not believe that the current investigations and proceedings will have a material adverse effect on our business, financial condition or results of operations, we cannot assure you that this will be the case. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In any event, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operation.

                      In our investment-related operations, we are subject to, and may become subject to further litigation involving commercial disputes with counterparties or others and class action and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers or breached fiduciary or other duties to customers. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships.

                      We were named as a defendant in a lawsuit, McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co., related to the sale of universal life insurance

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                      policies. The complaint was filed on November 1, 2000, in
                      Georgia state court, as a class action on behalf of all persons who purchased certain universal life insurance policies and alleges improper practices in connection with the sale and administration of universal life policies. The plaintiffs sought unspecified compensatory and punitive damages. On December 1, 2000, we removed the case to the U.S. District Court for the Middle District of Georgia. We have vigorously denied liability with respect to the plaintiff's allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with policyholders, we agreed in principle on October 8, 2003 to settle the case on a nationwide class basis. The settlement provides benefits to the class, and allows us to continue to serve our customers' needs undistracted by disruptions caused by litigation. The court gave final approval to the settlement on August 12, 2004. In the third quarter of 2003, we accrued $50 million in reserves relating to this litigation, which represents our best estimate of bringing this matter to conclusion. The precise amount of payments in this matter cannot be estimated because they are dependent upon the number of individuals who ultimately will seek relief in the claim form process of the class settlement, the identity of such claimants and whether they are entitled to relief under the settlement terms and the nature of the relief to which they are entitled. That process is currently underway. In addition, approximately 650 class members elected to exclude themselves from the class action settlement. In the fourth quarter of 2004, we reached an agreement in principle to settle the threatened claims of policyholders who had excluded approximately 512 policies from the class action settlement. At that time, we accrued a reserve for the settlement in principle. We have also been named as a defendant in six lawsuits brought by 67 class members who elected to exclude themselves from the class action settlement. We cannot determine at this point whether or how many other class members who have excluded themselves from the class action will initiate individual actions against us, or the effect of such suits or claims, including the six pending lawsuits, on our financial condition, results of operations or business reputation.

                      In addition, we were named as a defendant in five lawsuits brought by individuals claiming that William Maynard, one of our former dedicated sales specialists, and Anthony Allen, one of our former independent producers, converted customer monies and engaged in various fraudulent acts. The five cases are, Monger v. Allen, Maynard, and GE Life and Annuity Assurance Company ("GELAAC") (filed October 24, 2003), Warfel v. Allen, Maynard, adVenture Publishing, and GELAAC (filed February 6, 2004), Hanrick v. Allen, Maynard and GELAAC (filed March 10, 2004), Modlin v. Allen, et al. (filed June 17,
                      2004), and Clark v. Allen, 66 et al. (filed June 25,
                      2004). The Monger and Hanrick cases have been settled. The remaining three cases are in their preliminary stages and are pending in the state court of Cumberland County, North

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                      Carolina. The suits allege that GELAAC failed to properly
                      supervise Allen and Maynard and that GELAAC is responsible for Allen's and Maynard's conduct. Specifically, Monger alleged conversion, negligence, fraudulent misrepresentation, constructive fraud, unfair and deceptive trade practices, violations of the Investment Company Act of 1940 and negligent supervision. Warfel alleged breach of contract, conversion, breach of fiduciary duty, fraud, constructive fraud, negligent misrepresentation, negligent supervision and unfair and deceptive trade practices. Hanrick alleged conversion, negligence, fraudulent misrepresentation, constructive fraud, unfair and deceptive trade practices and negligent supervision. Modlin and Clark make similar allegations. The total amount allegedly invested by the plaintiffs in the three unresolved actions is approximately $883,000. The plaintiff in Warfel seeks damages of $1.4 million and the plaintiffs in Modlin and Clark seek unspecified compensatory damages. In addition, each plaintiff seeks treble damages, as well as punitive damages of an unspecified amount. Additionally, in the fourth quarter of 2004, we reached an agreement in principle to settle the threatened claims of a putative class of individuals who had dealings with Allen and Maynard. At that time we accrued a reserve for the settlement in principle. In October 2003, Allen and Maynard were arrested and charged with conversion in Cumberland County, North Carolina for allegedly failing to remit $30,000 in premiums that they received from a client to GELAAC. Allen has also been indicted in Cumberland County, North Carolina for converting the funds of numerous other individuals. We cannot determine the ultimate outcome of these suits or whether any related or similar suits or claims will be asserted against us in the future, or the effect of such suits or claims on our financial condition, results of operations or reputation.

                      Although it is not anticipated that these developments will have an adverse impact on the Separate Account or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

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


Financial Statements

                      We have included the consolidated financial statements of the Company and its subsidiary and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company and its subsidiary from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company and its subsidiary only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

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


Definitions

                      The following terms are used throughout the prospectus:

                      Attained Age -- The Insured's age on the Policy Date plus the number of full years since the Policy Date.

                      Cash Value -- The total amount of assets allocated to each Subaccount and assets in the General Account.

                      Code -- The Internal Revenue Code of 1986, as amended.

                      Company -- GE Life and Annuity Assurance Company.

                      Death Benefit -- The amount payable as of the date of death of the Insured.

                      Fund -- Any open-end management investment company or unit investment trust in which the Separate Account invests.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any of our other separate accounts.

                      Guarantee Account -- Part of our General Account that provides a guaranteed interest rate for a specified interest rate guarantee period. This account is not part of and does not depend on the investment performance of the Separate Account.

                      Insured -- The person upon whose life is insured under the Policy.

                      Investment Options -- The Guarantee Account and the Subaccounts.

                      Maturity Date -- The Policy anniversary (or the next Valuation Day, if the anniversary is not on any Valuation
                      Day) corresponding to age 95 of the Insured or an earlier date selected by you.

                      Maturity Value -- The Policy's Cash Value adjusted for any outstanding Policy Debt.

                      Modified Endowment Contract -- A life insurance policy that meets the requirements of Section 7702A of the Code. Modified Endowment Contracts are taxed differently upon receipt of partial surrenders and loans than traditional life insurance policies.

                      Monthly Anniversary Date -- The same date in each month as the Policy Date.

                      Optional Payment Plan -- A plan under which any part of Death Benefit proceeds or Surrender Value proceeds can be used to provide a series of periodic payments to you or your beneficiary(ies).

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                      Policy -- The Policy and application.

                      Policy Date -- The date as of which we issue the Policy and the date as of which the Policy becomes effective. We measure Policy years and anniversaries from the Policy Date. The Policy Date is shown on the Policy data pages. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

                      Policy Debt -- The amount of outstanding loans plus any accrued interest. Policy Debt is deducted from proceeds payable at the death of the Insured.

                      Policy Month -- A one-month period beginning on a Monthly Anniversary Date and ending on the day immediately preceding the next Monthly Anniversary Date.

                      Portfolio -- A division of a Fund, the assets of which are separate from other Portfolios that may be available in the Fund. Each Portfolio has its own investment objectives. Not all Portfolios may be available in all states or in all markets.

                      Separate Account -- GE Life & Annuity Separate Account II; a segregated asset account of the Company to which you allocate premiums.

                      Specified Amount -- An amount we use in determining insurance coverage.

                      Subaccounts -- A subdivision of the Separate Account, the assets of which are invested exclusively in a corresponding Portfolio of a Fund. A Subaccount may also be referred to as an Investment Subdivision in the Policy and/or marketing materials.

                      Surrender Value -- The amount we pay you when you surrender the Policy. It is equal to your Cash Value minus any Policy Debt and minus any applicable surrender charge.

                      Unit Value -- A unit of measure we use to calculate the assets for each Subaccount.

                      Valuation Day -- Each day on which the New York Stock Exchange is open for regular trading except for days that the Subaccount's corresponding Portfolio does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

                      Variable Life Service Center -- The office to which all written and telephone inquiries concerning the Policy or the Portfolios should be made: 3100 Albert Lankford Drive, Lynchburg, Virginia 24501, (800) 352-9910.

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


                      The Statement of Additional Information includes additional information about GE Life & Annuity Separate Account II. We filed the Statement of Additional Information with the SEC. The Statement of Additional Information is incorporated by reference in this prospectus and it is legally a part of the prospectus.

                      For general information or to obtain free copies of:

                         . the Policy prospectus or the Portfolio prospectuses;

                         . the Statement of Additional Information;

                         . a personalized illustration of Death Benefit, and
                           Surrender Values; or

                         . any required forms,

                 Call:     (800) 352-9910

                 Or write: GE Life and Annuity Assurance Company
                           Variable Life Service Center
                           3100 Albert Lankford Drive
                           Lynchburg, Virginia 24501

                 Or:       contact your financial representative.

                      Information about the Policy also is available at www.gefinancialservice.com.

                      Information about GE Life & Annuity Separate Account II, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about GE Life & Annuity Separate Account II are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102.

                      Investment Company Act File No. 811-04885.

                                      73